UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

Forward Funds

(Exact name of registrant as specified in charter)

345 California Street, Suite 1600

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

John A. Blaisdell, Principal Executive Officer Forward Funds 345 California Street, Suite 1600 San Francisco, CA 94104 (Name and address of agent for service)	With a Copy To: George J. Zornada K&L Gates LLP State Street Financial Center One Lincoln St.
Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders of the Salient Global Real Estate Fund, Salient International Small Cap Fund, Salient Select Income Fund and Salient Tactical Growth Fund (collectively, the “Funds”), each a series of the registrant, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Salient®

December 31, 2018

Annual Report

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary or broker-dealer. For Fund direct accounts, you can call 800-999-6809 to make this election.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or broker-dealer. Your election to receive reports in paper will apply to all funds held with the Forward Funds Trust.

The series of funds under the Forward Funds Trust (“Salient Funds”) are distributed by:

Forward Securities, LLC

San Francisco, California

The report has been prepared for the general information of the Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Funds’ Prospectus, which contains more complete information about Funds’ investment policies, management fees and expenses, experience of the management teams and other information. Investors are reminded to read the Prospectus before investing or sending money.

Shareholder Update  |  December 31, 2018

A MESSAGE FROM:	John A. Blaisdell
Chief Executive Officer

Dear Shareholder:

We enter 2019 with gratitude for the trust that you, the shareholders of the Salient Funds, have placed in us. It is our aim to build strategies that enable you to grow your wealth, and it is our hope that you have found value in your partnership with us over the past year. Thank you.

2018 was a year in which volatility across most financial markets increased substantially and created a challenging environment for investors as returns varied significantly across asset classes. The increase in volatility has been calmly accepted by some investors on the basis that asset prices are more accurately reflecting the uncertainty and wide dispersion of outcomes that are possible in the world around us. Brexit, the shutdown of the United States government and other events represent uncertainty in our political systems. The great trend of globalization appears at risk as tariffs and the undoing of trade partnerships are used as negotiating tactics with trade partners. The unwinding of one of the largest central bank interventions in history creates numerous possibilities for inflation, economic growth and the level of interest rates in the U.S. and globally.

This list is far from comprehensive but simply highlights some of the risks and uncertainty that we observe in the world. It is not meant to imply a bearish view toward the markets or any asset class. Instead, it is a reminder that it is important to have perspective on risk and our mission as professional investors is to develop and hone our perspective with our experiences and work. Further, to ensure that perspective is applied consistently, it is vital to have a defined and disciplined investment process. In a world of so much uncertainty, one may wonder what matters most or where to focus. For us at Salient, we are eagerly focused on process and perspective so that we can deliver the best possible outcome to our investors.

We hope that 2019 proves a prosperous one for you, our shareholders. Thank you for your trust.

Sincerely,

John A. Blaisdell

Chief Executive Officer

Salient Partners

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Inflation is the rate at which the general level of prices for goods and services is rising, and, subsequently, purchasing power is falling.

Salient is the trade name for Salient Partners, L.P., which together with its subsidiaries provides asset management and advisory services. This information is being provided solely for educational purposes and is not an offer to sell or solicitation of an offer to buy an interest in any investment fund. Any such offer or solicitation may only be made by means of a confidential private offering memorandum or prospectus relating to a particular fund and only in a manner consistent with federal and applicable state securities laws.

The Salient Funds offered under the Forward Funds Trust are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

©2019 Salient. All rights reserved.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, financial, market, petroleum, political and other factors relevant to investment performance in the U.S. and abroad. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

Fund Commentary and Performance (Unaudited)

Salient Global Real Estate Fund

As of December 31, 2018

For the year ended December 31, 2018, Salient Global Real Estate Fund’s Class A shares (without sales load) returned -10.74%, underperforming the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index, which returned -5.63%.

2018 was a transitional year for the Salient Global Real Estate Fund. The Fund began the year as the Salient International Real Estate Fund, a real estate-focused, internationally invested, common equity fund, but in mid-August, the Fund was merged with the Salient Tactical Real Estate Fund and its mandate and benchmark were changed to focus on a global set of real estate opportunities. Thus, for the first seven and a half months of the year, the Fund had little to no exposure to the United States, but for the subsequent four and a half months, approximately half of its investments were in domestic companies.

Market performance was challenging for both domestic and international real estate companies alike in 2018. For 2018, the global real estate market, as measured by the FTSE EPRA/NAREIT Developed Index, returned -5.63%, while the domestic market, as measured by the FTSE NAREIT Equity REITs Index, returned -4.62% and the international market, as measured by the FTSE EPRA/NAREIT Developed ex-U.S. Index, returned -5.79%. By region, Asia Pacific, which constitutes approximately 25% of the global real estate market, was the strongest performer in the benchmark index for the year, down approximately -4.1%. Not far behind, North America, which includes Canada and the United States and constitutes approximately half of the global market, was down -5.0% for the year. Laggards in the benchmark index included both the United Kingdom and Europe ex-UK, down -18.6% and -13.2% for the year, respectively, as fears mounted surrounding Brexit’s eventual impact on economic growth for the broader European region.

During 2018, the Fund benefited from its investments in Sweden, Germany and Spain. The Fund’s assets in Sweden performed very strongly, bolstered by operational strength and robust earnings growth for a key holding, Fabege AB, a developer and commercial property owner in Stockholm and broader Sweden. The Fund’s holdings in the country also benefited from the Swedish krona’s 8% appreciation against the U.S. dollar during the year.

Germany was a steady performer despite lackluster growth across the broader European region. The Fund’s core investments within the German residential market contributed positively to the Fund’s return as demographic, migration and demand trends remained supportive for rental real estate.

Similarly, Spain demonstrated above average strength compared to broader Europe, aided by supportive tax reforms and legislative policy. The majority of the Fund’s investments in Spain were diversified by property type, which provided broad exposure to the country’s strengthening economy.

On the downside, investments in the United States, France and Singapore hindered the Fund’s performance in 2018. Following the Fund’s mid-August strategy change, the United States real estate market declined approximately -9.0% in the benchmark index from its calendar year highs through the end of the year. The timing of the Fund’s change in mandate means the Fund did not experience the market rise in domestic property companies for the first seven and a half months of 2018 but did experience their subsequent decline through the end of the year.

France was another large detractor for the year, with the majority of the decline due to the Fund’s investment in Unibail-Rodamco-Westfield, a company domiciled in France but which owns and operates properties across the globe. Despite the company’s strong assets, the market’s general lack of appetite for retail properties led to underperformance for the year.

In Singapore, global trade concerns, particularly between the United States and countries in the Asia Pacific region, coupled with declining growth in gross domestic product, weighed on the country’s economy in 2018. Even though the Fund’s investments were diversified across retail, office and residential assets as well as development interests, Singapore detracted from the Fund’s performance for the year.

In December, the Fund was issued rights by one of its holdings, giving the Fund an opportunity to purchase additional shares of the company. However, these rights were sold on the open market later in the month, which detracted slightly from the Fund’s return for the year.

Salient Global Real Estate Fund

Weightings by Country as a Percentage of Net Assets

as of December 31, 2018

These allocations may not reflect the current or future position of the portfolio.

Hypothetical Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

*Effective August 21, 2018, the FTSE EPRA/NAREIT Developed Index replaced the FTSE EPRA/RAREIT Developed ex-U.S. Index as the Fund’s benchmark index because the new index more closely aligns to the Fund’s investment strategies.

Salient Global Real Estate Fund(d)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2018
Investor Class	-10.78%	1.19%	N/A	2.68%	05/02/11

Institutional Class(b)(g)	-10.51%	1.52%	8.35%	2.03%	04/28/06

Class A (with sales load)(b)	-15.88%	-0.05%	7.34%	1.23%	04/28/06

Class A (without sales load)(a)	-10.74%	1.14%	7.98%	1.71%	04/28/06

Class C (with CDSC)(e)	-12.34%	0.53%	7.28%	1.03%	04/28/06

Class C (without CDSC)(f)	-11.51%	0.53%	7.28%	1.03%	04/28/06

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to August 21, 2018, Salient Global Real Estate Fund was known as Salient International Real Estate Fund. Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund. Prior to June 12, 2009, Forward International Real Estate Fund was known as Kensington International Real Estate Fund.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

(g) Prior to June 13, 2009, Institutional Class was known as Class Y.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Fund Commentary and Performance (Unaudited)

Salient International Small Cap Fund

As of December 31, 2018

For the year ended December 31, 2018, Salient International Small Cap Fund’s Institutional Class shares returned -18.50%, trailing the Fund’s benchmark, the MSCI EAFE Small Cap Index, which returned -17.58%. The Fund’s secondary benchmark, the MSCI EAFE SMID Cap Index, returned -16.63% for the year.

2018 was a volatile year for international equities, as the majority of global equity markets experienced severe declines in the final quarter of the year. The MSCI EAFE Index was down -13.79%, with most of the underperformance occurring during the fourth quarter when the index fell almost -13%. Emerging markets, as measured by the MSCI Emerging Markets Index, fell over -7% during the final quarter, ending the year down -14.58%, and the MSCI World ex-USA Index sank nearly -13% during the final quarter, finishing the year down -14.09%. Essentially, international equity investors had nowhere to hide in 2018.

Virtually no regional markets provided a positive return for the year, with the exception of Brazil. Disappointing economic data from Japan, China and Europe ignited global growth slowdown fears while concerns around trade frictions and European politics added to investor uncertainty. Japan’s stock market, as represented by the Nikkei 225 Index, was down -10.39% for the year, while China’s stock market, as represented by the Shanghai Stock Exchange Composite Index, suffered a loss of -22.74% in 2018. The ongoing Brexit saga in the U.K. remained far from a resolution, creating uncertainty for the second largest economy by gross domestic product in the European Union and the world’s fifth largest economy. Brexit weighed heavily on the FTSE 100 Index, as it dropped -8.78% in 2018. Somewhat unexpectedly, Brazil’s Bovespa Index surged to 15.03% during the year, as Brazilian investors welcomed far-right candidate Jair Bolsonaro’s rise to the Brazilian presidency and made the Bovespa the best-performing major index globally.

During 2018, international small cap stocks underperformed both international and U.S. large cap stocks, with the MSCI EAFE Small Cap Index returning -17.58% for the year. The underperformance of international small cap stocks was due mainly to U.S. dollar strength, forecasted slower economic growth in 2019 and trade wars. The U.S. dollar strength resulted from a steady rise in U.S. interest rates, as the U.S. Federal Reserve (Fed) sought to normalize interest rates. In mid-December, the Fed, increased the federal funds rate from 2.25% to 2.50% after evaluating current economic conditions in the U.S. However, increased interest rates tend to slow economic growth due to the increase in borrowing costs. While Europe and Japan’s economic growth remained above the global trend, their absolute economic rates of growth have decelerated throughout 2018, with central bank interest rates remaining at zero or below in both regions. Finally, the trade war between the world’s two largest economies—the U.S. and China—affected the stock performance of both large and small capitalization companies, with a more negative effect on small cap technology companies. Overall, the combination of rising interest rates in the U.S., a slowing of the global economy and trade wars have led to increased volatility in the stock market, which hindered international small cap equities in 2018.

From a country perspective, stock selection and country weightings in Japan, the U.K., France, Germany, Finland, Sweden, Denmark, Hong Kong, Switzerland, Spain, Norway and Canada benefited the Fund’s performance in 2018, mainly due to an overweight position in Western Europe and stock selection in the U.K., France, Germany and Denmark. Specifically, Jardine Lloyd Thompson Group PLC, a British multinational corporation that provides insurance, employment benefits advice and brokerage services, was purchased for a premium by professional services firm Marsh & McLennan Companies, providing a significant contribution to the Fund’s return.

In the Far East, the Fund outperformed its primary benchmark, helped by Japan, where the combination of an underweight position relative to the benchmark and positive stock selection contributed significantly to the Fund’s return. Don Quijote, the Fund’s largest holding, merged with a local competitor, consolidating its position as the largest discount store in Japan. Additionally, Kobe Bussan, a Japanese-based supermarket operator exceeded sales growth estimates for the year with plans to add an additional 25 stores for a total of 838 stores throughout Japan, Europe and Latin America.

On the downside, stock selection in the U.K., Switzerland and Hong Kong detracted from the Fund’s performance. The Fund’s weakest performers included Arrow Global, a U.K.-based business that manages secured and unsecured defaulted loan portfolios, Bobst, a Swiss company that supplies machinery and services to the packaging industry, and Hong Kong-based Samsonite, the world’s largest travel luggage company, which underperformed due to the potential of trade wars and tariffs on Chinese-manufactured goods. Additionally, country weightings in Australia, Italy, Ireland, Austria and the Netherlands detracted from the Fund’s return for the year. In particular, an overweight position to Australia hindered the Fund’s performance.

On a sector basis, the retail trade, technology services, communications, industrial services, producer-manufacturing, non-energy materials, commercial services, utilities and health services sectors all contributed to the Fund’s performance. In particular, overweight positions in the retail trade and communications sectors and stock selection in the retail trade sector added to performance. On the downside, consumer durables, energy

Fund Commentary and Performance (Unaudited)

Salient International Small Cap Fund

As of December 31, 2018

minerals, transportation, electronic technology and process industries sectors detracted from the Fund’s return, due in part to overweight positions relative to the benchmark in the electronic technology and commercial services sectors. Additionally, stock selection in the consumer durables, energy minerals and transportation sectors detracted from the Fund’s return.

On August 28, 2018, Henry James International Management, Inc. (HJIM) replaced Pictet Asset Management as the sub-advisor of the Fund. The New York-based team utilizes a high-conviction investment philosophy that combines a bottom-up quantitative and fundamental analysis system with a top-down risk mitigating country allocation system. Under HJIM, the Fund performed in line with both of its benchmark indices during the fourth quarter.

Salient International Small Cap Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2018

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets

as of December 31, 2018

These allocations may not reflect the current or future position of the portfolio.

Salient International Small Cap Fund

Hypothetical Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

*Effective August 31, 2018, the MSCI EAFE SMID Cap Index was added as the Fund’s secondary benchmark index.

Salient International Small Cap Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2018
Investor Class	-18.76%	1.71%	7.81%	7.69%	03/05/02

Institutional Class	-18.50%	2.06%	8.19%	7.47%	02/07/96

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2016, Salient International Small Cap Fund was known as Forward International Small Companies Fund. The Retail Class and Institutional Class of Pictet International Small Companies Fund were reorganized into the Investor Class and Institutional Class, respectively, of Forward International Small Companies Fund on December 23, 2003. Performance figures for periods prior to December 23, 2003, represent performance of the respective class of shares of Pictet International Small Companies Fund.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Fund Commentary and Performance (Unaudited)

Salient Select Income Fund

As of December 31, 2018

For the year ended December 31, 2018, Salient Select Income Fund’s Class A shares (without sales load) returned -8.78%, underperforming the Fund’s benchmark, the ICE BofAML Fixed Rate Preferred Securities Index, which returned -4.34%.

The market environment for the Fund was challenging in 2018, as both real estate investment trust (REIT) common and preferred equity markets experienced both upswings and downswings on their way to year-end total returns of -4.62% and -7.36%, respectively. The REIT preferred equity market, as measured by the Wells Fargo Hybrid and Preferred Securities REIT Index, began the year in decline, falling -5.66% through February 15, 2018. Similarly, the REIT common equity market, as measured by the FTSE NAREIT Equity REITs Index, fell -9.66% over the same period. Both markets then began a steady recovery through the end of August, with the REIT preferred and common equity markets returning 7.04% and 16.15%, respectively, before each falling -8.26% and -9.10%, respectively, by the end of December, alongside the broad market sell-off in the fourth quarter. In addition to the volatile REIT markets, dispersion of returns was seen both within and between the benchmark’s sectors. Notably, free standing REITs, often included within the broader retail REITs sector, was the top-performing subsector while shopping centers, another retail REITs subsector, was the worst performer.

During 2018, the health care, single family homes and apartments sectors all contributed to the Fund’s performance. The Fund held several preferred and common equity investments within the health care sector. These positions benefited from strong performance by the sector broadly, as well as from improvement in occupancy and reimbursement rates for skilled nursing assets.

The Fund also held several preferred equity investments within the single family homes sector, one of which was converted at the issuer’s discretion into common equity stock. This exchange and the subsequent positive performance by the stock contributed positively to the Fund’s return.

While the Fund held several preferred equity investments in the apartments sector, the notable contributor to the Fund’s return was a common equity investment in Clipper Realty, which returned nearly 36% for the year and provided meaningful contribution to the Fund’s performance.

On the downside, the diversified, lodging/resorts and shopping center REITs sectors all detracted from the Fund’s performance for the year. In the diversified REITs sector, the Fund’s common equity position in Colony Capital hindered the Fund’s performance, as the company’s shares were down significantly for the year.

The Fund’s common and preferred stock holdings in the lodging/resorts sector were challenged in 2018 due to investors’ concerns over waning economic growth and a weak outlook for domestic tourism and corporate travel. As a result, these holdings detracted from the Fund’s return.

The Fund also held both preferred and common equity investments in various shopping center REITs throughout 2018, a volatile year for the sector. Tenant credit concerns and capital expenditure loads to reposition assets were top of mind for investors as e-commerce retailers continued to challenge the long-term outlook for brick-and-mortar retailers.

Lastly, the Fund maintained a short position on the broad real estate market through the first few weeks of 2018, which performed well and provided a notable contribution to fund-level performance. Additionally, in order to maintain market exposure in a tax-efficient manner, the Fund owned call options on a few individual REITs for a portion of the year. These securities did not contribute meaningfully to the Fund’s performance in 2018.

Salient Select Income Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2018*

These allocations may not reflect the current or future position of the portfolio.

Hypothetical Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Salient Select Income Fund(d)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2018
Investor Class	-8.74%	3.97%	N/A	6.40%	10/26/11

Institutional Class	-8.52%	4.33%	13.57%	4.80%	04/28/06

Class A (with sales load)(b)	-14.01%	2.71%	12.48%	7.20%	03/30/01

Class A (without sales load)(a)	-8.78%	3.94%	13.14%	7.56%	03/30/01

Class C (with CDSC)(e)(f)	-10.37%	3.31%	12.41%	6.80%	03/30/01

Class C (without CDSC)(e)(g)	-9.51%	3.31%	12.41%	6.80%	03/30/01

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to May 1, 2016, Salient Select Income Fund was known as Forward Select Income Fund. Prior to June 12, 2009, Forward Select Income Fund was known as Kensington Select Income Fund.

(e) While Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 13, 2001.

(f) Includes the 1.00% contingent deferred sales charge.

(g) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Fund Commentary and Performance (Unaudited)

Salient Tactical Growth Fund

As of December 31, 2018

For the year ended December 31, 2018, Salient Tactical Growth Fund’s Institutional Class shares returned -4.76%, slightly trailing the Fund’s benchmark, the S&P 500 Index, which returned -4.38%.

2018 was the first down year for the stock market since 2008. Fourth quarter performance erased all of the S&P 500’s gains earlier in the year. Small cap stocks closed the year with losses of over 10%, with the Russell 2000 Index down -11.01%. International and emerging markets, as represented by the MSCI EAFE Index and the MSCI Emerging Markets Index, ended the year with losses of -13.79% and -14.58%, respectively.

The shutdown of the U.S. government at the end of December, continuing interest rate hikes by the U.S. Federal Reserve (Fed) and fear over a trade war with China all weighed on the market during 2018. The Fed raised the federal funds rate in December to a target rate of 2.25% – 2.50%, the ninth increase since December 2015. While the increase was expected, the markets reflected investors’ disappointment that Fed Chair Jerome Powell did not say explicitly that the Fed would reconsider postponing future interest rate hikes in 2019 if economic conditions worsen.

Earlier in the year, the market gained significant ground, with most major market averages climbing to new highs in the third quarter. During this time, investor sentiment grew more bullish (which is a negative from a contrary point of view), valuations were high, interest rates continued to climb and the Fund’s momentum models showed less and less participation by the broader list of stocks. Due to these concerns, the Fund adopted a more defensive posture versus the S&P 500 during the first three quarters of 2018, which detracted from the Fund’s performance. However, this defensive posture benefited the Fund’s return in the fourth quarter during the steep decline in stock prices.

Several of the Fund’s models improved as the market moved downward in the fourth quarter of 2018. Investor sentiment turned pessimistic quickly, which is a positive sign from a contrary point of view. Interest rates also eased at the end of 2018 and valuation measures improved. In addition, the recent moderation of inflation indicated a potential stabilization of interest rates.

However, a major negative in the Fund’s models was the increase in downside volume versus upside volume toward the end of the year. When downside volume exceeds upside volume over a period of time, it indicates that the market has had a negative rate of return during that time period. This indicator is an integral part of the Fund’s risk management system and alerts the investment team to take a defensive position in the portfolio to preserve capital during the down market. Both the Fund’s intermediate- and long-term volume/breadth momentum models turned down. Accordingly, the Fund took defensive measures in order to protect client assets from the severe stock market decline. The Fund’s investment team positioned the portfolio to a maximum defensive position in October and again in December. This allocation to cash and reduction in market exposure was additive to the Fund’s outperformance relative to the S&P 500 during the fourth quarter.

Additionally, the Fund employed derivative instruments in the first and fourth quarters of 2018, utilizing futures contracts to help offset risk. The use of futures detracted -0.30% from the Fund’s return for the year.

A number of the Fund’s longer-term models, such as volume/breadth momentum, the low level of mutual fund cash and the widening of credit spreads indicated that the markets may still be vulnerable to further stock market weakness into 2019. The Fund remains in a defensive position until more improvement occurs in the Fund’s models.

As the Salient Tactical Growth Fund’s investment team looks ahead, there are a number of factors within its “Four Pillar Process” that the team will be watching to indicate a more favorable stock market environment:

Valuation—Equity valuations declined during 2018. There is a growing perception among investors that peak earnings may have been reached during the current economic cycle and lower valuations reflect this lower assessment. Continued declines in equity valuations could be positive for the market environment in 2019.

Monetary factors and credit conditions—Intermediate- to long-term interest rates rose in 2018, which was negative for the markets. In addition, one of the most important developments in the last few months of the year was the widening of credit spreads. Widening credit spreads have historically indicated future economic weakness. A continuation of the stabilization in interest rates that occurred in late 2018 and a narrowing of credit spreads could be favorable for the market in 2019.

Sentiment—Investor sentiment quickly turned negative as stock prices declined during 2018. Several of the Fund’s measures of investor sentiment reached their most pessimistic level since the February 2016 stock market bottom, which is a positive development from a contrary point of view. From a longer-term perspective, however, mutual fund cash as a percentage of total assets (adjusted for interest rates) has now fallen to its lowest level since the market top of 2007. This low level of cash indicates that mutual funds are nearly fully invested by historical measures. Further liquidation in the coming year may need to occur in order to see a normalization of these low cash levels.

Fund Commentary and Performance (Unaudited)

Salient Tactical Growth Fund

As of December 31, 2018

Momentum—The severe December market decline pushed the percentage of stocks above their 10- and 30-week moving averages to the most oversold levels that have occurred in two years. The severity of the market’s 2018 decline, accompanied by lower valuations and very pessimistic investor sentiment, has created a short-term oversold condition. However, if the Fund’s longer-term models continue to be negative, the investment team would maintain the Fund’s defensive posture and look to take advantage of rallies to initiate hedged or short positions until the Fund’s longer-term models improve.

Effective January 1, 2019, the HFRX Equity Hedge Index replaced the S&P 500 Index as the Fund’s primary benchmark index. The investment team believes the HFRX Equity Hedge Index more closely aligns to the Fund’s investment strategies.

Salient Tactical Growth Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2018

Hypothetical Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Salient Tactical Growth Fund(b)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2018
Investor Class	-5.07%	1.63%	2.88%	09/14/09

Institutional Class	-4.76%	1.97%	3.23%	09/14/09

Class A (with sales load)(c)	-10.60%	0.30%	1.66%	03/12/10

Class A (without sales load)(d)	-5.13%	1.49%	2.34%	03/12/10

Class C (with CDSC)(e)	-6.76%	0.97%	2.24%	09/14/09

Class C (without CDSC)(f)	-5.84%	0.97%	2.24%	09/14/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2016, Salient Tactical Growth Fund was known as Forward Tactical Growth Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Disclosures

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Asset allocation does not assure profit or protect against risk.

Diversification does not assure profit or protect against risk.

Salient Global Real Estate Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Salient International Small Cap Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including, exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Investment Disclosures

Salient Select Income Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Mortgage and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Salient Tactical Growth Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds that focus on alternative strategies are not suitable for all investors.

Investment Disclosures

Fund Benchmark Definitions

FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITs worldwide.

FTSE EPRA/NAREIT Developed ex-U.S. Index is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies

ICE BofAML Fixed Rate Preferred Securities Index is a capitalization-weighted index of preferred stock issues that is generally representative of the market for preferred securities.

MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

MSCI EAFE SMID Cap Index is an unmanaged, market-weighted index of small- and mid-sized companies in developed markets, excluding the U.S. and Canada.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

One cannot invest directly in an index.

Source ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, its affiliates and their respective third-party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE DATA, its affiliates nor their respective third party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE DATA, its affiliates and their respective third-party suppliers do not sponsor, endorse, or recommend Salient, or any of its products or services.

Definition of Terms

Bovespa Index is a free-float weighted, total return index comprised of stocks traded on Brazil’s Sao Paulo stock exchange.

Call option is an agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity or other instrument at a specified price within a specific time period.

Credit spread is the spread between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.

Federal funds rate is the interest rate at which a depository institution lends immediately available funds to another depository institution overnight.

FTSE 100 Index comprises the 100 companies with the highest market capitalization listed on the London Stock Exchange.

Gross domestic product (GDP) is the monetary value of all the finished goods and services produced in a country in a given year. GDP is one way of measuring the size of a country’s economy.

HFRX Equity Hedge Index is comprised of private funds with strategies that maintain both long and short positions primarily in equity securities and equity derivatives.

Inflation is the rate at which the general level of prices for goods and services is rising, and, subsequently, purchasing power is falling.

Momentum is the rate of acceleration of a security’s price or volume.

MSCI EAFE (Europe, Australasia and Far East) Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada.

Investment Disclosures

Real estate investment trust (REIT) is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Rights are securities giving stockholders entitlement to purchase new shares issued by the corporation at a predetermined price (normally at a discount to the current market price) in proportion to the number of shares already owned.

Short is a borrowed security, commodity or currency that is sold on the open market with the expectation that the asset will fall in value.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Volume is the number of shares or contracts traded in a security or an entire market during a given period of time.

Volume/breadth momentum model is a proprietary model used by Salient Tactical Growth Fund’s sub-advisor, Broadmark Asset Management to determine optimal market exposure.

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2018

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Salient Global Real Estate Fund	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/18-12/31/18
Investor Class
Actual	$1,000.00	$894.90	1.68%	$8.02

Hypothetical	$1,000.00	$1,016.74	1.68%	$8.54
Institutional Class
Actual	$1,000.00	$895.80	1.40%	$6.69

Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12
Class A
Actual	$1,000.00	$895.20	1.66%	$7.93

Hypothetical	$1,000.00	$1,016.84	1.66%	$8.44
Class C
Actual	$1,000.00	$890.20	2.28%	$10.86

Hypothetical	$1,000.00	$1,013.71	2.28%	$11.57
Salient International Small Cap Fund
Investor Class
Actual	$1,000.00	$825.70	1.55%	$7.13

Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88
Institutional Class
Actual	$1,000.00	$827.20	1.20%	$5.53

Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2018

Salient Select Income Fund	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/18-12/31/18
Investor Class
Actual	$1,000.00	$935.20	1.58%	$7.71

Hypothetical	$1,000.00	$1,017.24	1.58%	$8.03
Institutional Class
Actual	$1,000.00	$936.20	1.30%	$6.34

Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61
Class A
Actual	$1,000.00	$935.40	1.59%	$7.76

Hypothetical	$1,000.00	$1,017.19	1.59%	$8.08
Class C
Actual	$1,000.00	$930.50	2.28%	$11.09

Hypothetical	$1,000.00	$1,013.71	2.28%	$11.57
Salient Tactical Growth Fund
Investor Class
Actual	$1,000.00	$958.70	1.76%	$8.69

Hypothetical	$1,000.00	$1,016.33	1.76%	$8.94
Institutional Class
Actual	$1,000.00	$960.10	1.48%	$7.31

Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53
Class A
Actual	$1,000.00	$958.20	1.88%	$9.28

Hypothetical	$1,000.00	$1,015.73	1.88%	$9.55
Class C
Actual	$1,000.00	$953.80	2.47%	$12.16

Hypothetical	$1,000.00	$1,012.75	2.47%	$12.53

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

Schedule of Investments (See Note 11)

Salient Global Real Estate Fund

December 31, 2018

	Shares	Value (See Note 2)

Common Stocks: 91.4%
Australia: 2.0%

Garda Diversified Property Fund	416,738	$387,459

Scentre Group	154,000	423,032

		810,491

Canada: 2.3%

Granite Real Estate Investment Trust	11,300	440,429

Summit Industrial Income REIT	71,400	499,988

		940,417

France: 5.0%

Gecina SA	2,800	362,515

Unibail-Rodamco-Westfield(a)	11,000	1,701,389

		2,063,904

Germany: 4.1%

ADO Properties SA(b)	16,000	834,473

Vonovia SE	19,000	861,845

		1,696,318

Hong Kong: 7.6%

Henderson Land Development Co., Ltd.	116,026	577,870

Hongkong Land Holdings, Ltd.	62,000	390,600

Link REIT	68,500	693,704

Sun Hung Kai Properties, Ltd.	65,500	933,504

Swire Properties, Ltd.	155,400	545,751

		3,141,429

Italy: 0.9%

COIMA RES SpA(b)	45,800	372,575

Japan: 10.4%

Mitsubishi Estate Co., Ltd.	68,000	1,072,999

Mitsui Fudosan Co., Ltd.	48,000	1,070,754

Sumitomo Realty & Development Co., Ltd.	32,000	1,175,421

Tokyo Tatemono Co., Ltd.	91,700	953,770

		4,272,944

Netherlands: 1.8%

InterXion Holding NV(a)	14,000	758,240

	Shares	Value (See Note 2)

Singapore: 2.2%

CapitaLand, Ltd.	393,000	$896,753

Spain: 3.1%

Inmobiliaria Colonial SA	43,800	408,246

Merlin Properties Socimi SA	69,400	857,570

		1,265,816

Sweden: 1.7%

Fabege AB	30,400	405,290

Hufvudstaden AB, Class A	18,300	282,667

		687,957

United Kingdom: 10.2%

Capital & Counties Properties Plc	256,300	754,958

Derwent London Plc	25,000	909,110

Grainger Plc	123,000	328,916

Great Portland Estates Plc	106,000	890,495

Helical Plc	206,200	838,405

Segro Plc	60,000	450,138

		4,172,022

United States: 40.1%

Acadia Realty Trust	33,300	791,208

Alexandria Real Estate Equities, Inc.	7,400	852,776

American Assets Trust, Inc.	24,600	988,182

Apple Hospitality REIT, Inc.	35,000	499,100

Chatham Lodging Trust	45,100	797,368

Colony Capital, Inc.	77,600	363,168

Digital Realty Trust, Inc.	7,800	831,090

Equinix, Inc.	2,300	810,888

Equity Residential	12,100	798,721

Farmland Partners, Inc.	93,600	424,944

Federal Realty Investment Trust	7,400	873,496

Howard Hughes Corp.(a)	7,900	771,198

Jernigan Capital, Inc.	45,500	901,810

Mack-Cali Realty Corp.	43,900	860,001

Mid-America Apartment Communities, Inc.	9,500	909,150

See accompanying Notes to Financial Statements.	24

Schedule of Investments (See Note 11)

Salient Global Real Estate Fund

December 31, 2018

	Shares	Value (See Note 2)

United States (continued): 40.1%

National Storage Affiliates Trust	18,800	$497,448

Paramount Group, Inc.	61,500	772,440

Prologis, Inc.	14,100	827,952

Retail Opportunity Investments Corp.	48,000	762,240

SL Green Realty Corp.	9,100	719,628

Summit Hotel Properties, Inc.	27,500	267,575

Ventas, Inc.	7,200	421,848

Weyerhaeuser Co.	32,400	708,264

		16,450,495

Total Common Stocks (Cost $38,904,892)		37,529,361

Convertible Preferred Stocks: 1.0%
United States: 1.0%

Braemar Hotels & Resorts, Inc. Series B, 5.500%	25,100	430,591

Total Convertible Preferred Stocks (Cost $612,589)		430,591

Limited Partnerships: 2.3%
United States: 2.3%

Brookfield Property Partners LP	58,292	939,667

Total Limited Partnerships (Cost $953,632)		939,667

Total Investments: 94.7% (Cost $40,471,113)		38,899,619

Net Other Assets and Liabilities: 5.3%		2,164,832

Net Assets: 100.0%		$41,064,451

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $1,207,048, representing 2.9% of net assets.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See accompanying Notes to Financial Statements.	25

Schedule of Investments (See Note 11)

Salient International Small Cap Fund

December 31, 2018

	Shares	Value (See Note 2)

Common Stocks: 100.6%
Australia: 8.9%

carsales.com, Ltd.	74,534	$577,478

Domino’s Pizza Enterprises, Ltd.	25,711	736,153

Link Administration Holdings, Ltd.	216,165	1,030,772

OZ Minerals, Ltd.	187,552	1,162,500

REA Group, Ltd.	17,315	902,247

		4,409,150

Austria: 0.9%

Schoeller-Bleckmann Oilfield Equipment AG	7,115	467,518

Belgium: 4.7%

D’leteren SA NV	15,955	601,792

KBC Ancora	21,478	916,418

Kinepolis Group NV	11,272	630,247

Materialise NV, ADR(a)	10,000	200,300

		2,348,757

Bermuda: 0.5%

Kosmos Energy, Ltd.(a)	56,000	227,920

Canada: 1.2%

Open Text Corp.	19,000	619,400

Denmark: 3.4%

Ascendis Pharma A/S, ADR(a)	2,500	156,625

Dfds A/S	18,001	724,294

Royal Unibrew A/S	11,377	783,898

		1,664,817

Finland: 3.6%

Huhtamaki OYJ	17,763	550,928

Valmet OYJ	60,769	1,249,788

		1,800,716

France: 3.9%

Elis SA	40,520	675,495

Teleperformance	8,027	1,283,893

		1,959,388

	Shares	Value (See Note 2)

Germany: 4.8%

Deutz AG	89,216	$525,918

Grenke AG	4,016	341,419

Jenoptik AG	16,151	421,544

Nemetschek SE	3,366	369,269

Scout24 AG	15,417	709,388

		2,367,538

Hong Kong: 3.3%

HKBN, Ltd.	551,000	835,947

Samsonite International SA	285,000	809,814

		1,645,761

Ireland: 3.4%

AerCap Holdings NV(a)	5,000	198,000

Dalata Hotel Group PLC	188,240	1,021,226

ICON PLC(a)	1,200	155,052

Smurfit Kappa Group PLC	11,999	319,775

		1,694,053

Israel: 0.4%

Elbit Systems, Ltd.	1,900	216,638

Italy: 2.8%

Credito Emiliano SpA	109,402	630,497

Datalogic SpA	32,616	762,344

		1,392,841

Japan: 26.8%

Aeon Delight Co., Ltd.	34,300	1,151,626

Alps Alpine Co., Ltd.	40,900	796,693

cocokara fine, Inc.	4,000	195,612

Don Quijote Holdings Co., Ltd.	30,900	1,922,704

Hoshizaki Corp.	8,307	506,280

Japan Hotel REIT Investment Corp.	1,434	1,025,734

Japan Petroleum Exploration Co., Ltd.	34,200	615,322

JTEKT Corp.	21,400	239,372

Kenedix Retail REIT Corp.	510	1,158,615

See accompanying Notes to Financial Statements.	26

Schedule of Investments (See Note 11)

Salient International Small Cap Fund

December 31, 2018

	Shares	Value (See Note 2)

Japan (continued): 26.8%

Kinden Corp.	88,300	$1,430,782

Kobe Bussan Co., Ltd.	42,000	1,243,465

Pacific Metals Co., Ltd.	7,500	182,359

Persol Holdings Co., Ltd.	24,700	368,680

Pola Orbis Holdings, Inc.	9,200	249,211

Toshiba Plant Systems & Services Corp.	52,700	972,694

Tsumura & Co.	27,800	774,864

YAMADA Consulting Group Co., Ltd.	30,300	459,732

		13,293,745

Luxembourg: 2.0%

Solutions 30 SE(a)	97,084	992,208

Netherlands: 2.9%

BE Semiconductor Industries NV	18,896	400,051

TKH Group NV	16,833	784,957

uniQure NV(a)	9,600	276,672

		1,461,680

Norway: 1.3%

Aker ASA	11,944	638,192

Singapore: 1.9%

Keppel DC REIT	926,307	917,506

Spain: 1.1%

Ence Energia y Celulosa SA	87,191	547,947

Sweden: 6.9%

Concentric AB	39,133	528,959

Coor Service Management Holding AB	125,344	995,630

Husqvarna AB, Class B	123,476	915,313

Tele2 AB, Class B	75,432	961,310

		3,401,212

Switzerland: 5.2%

BKW AG	15,931	1,113,501

Bobst Group SA	7,484	520,050

Clariant AG	45,573	838,758

Logitech International SA	2,700	84,456

		2,556,765

	Shares	Value (See Note 2)

United Kingdom: 10.7%

Adaptimmune Therapeutics PLC(a)	25,000	$143,750

Arrow Global Group PLC	40,795	92,035

Autolus Therapeutics PLC(a)	6,000	197,040

BBA Aviation PLC	109,794	305,357

Coats Group PLC	455,554	473,230

Essentra PLC	60,837	265,507

LivaNova PLC(a)	3,500	320,145

On the Beach Group PLC, Class B	55,273	236,715

Pearson PLC	41,500	496,376

Polypipe Group PLC	130,029	542,617

RWS Holdings PLC	41,962	256,192

Safestore Holdings PLC	69,724	450,128

Spirax-Sarco Engineering PLC	5,186	412,469

Synthomer PLC	100,760	459,005

Vitec Group PLC	44,911	682,630

		5,333,196

Total Common Stocks (Cost $45,952,615)		49,956,948

Total Investments: 100.6% (Cost $45,952,615)		49,956,948

Net Other Assets and Liabilities: (0.6%)		(312,502)

Net Assets: 100.0%		$49,644,446

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

Investment Abbreviations:

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

See accompanying Notes to Financial Statements.	27

Schedule of Investments (See Note 11)

Salient Select Income Fund

December 31, 2018

	Shares	Value (See Note 2)

Common Stocks: 18.3%
REITs-Apartments: 2.8%

Clipper Realty, Inc.(a)	950,000	$12,416,500

REITs-Diversified: 1.7%

Colony Capital, Inc.(b)	1,552,183	7,264,216

REITs-Healthcare: 2.0%

Sabra Health Care REIT, Inc.(b)	525,000	8,652,000

REITs-Hotels: 4.3%

Apple Hospitality REIT, Inc.	430,100	6,133,226

Chatham Lodging Trust	726,300	12,840,984

		18,974,210

REITs-Mortgage: 1.9%

Exantas Capital Corp.(b)	810,000	8,116,200

REITs-Storage: 3.3%

Jernigan Capital, Inc.(b)	725,000	14,369,500

REITs-Warehouse/Industrial: 2.3%

STAG Industrial, Inc.(b)	410,000	10,200,800

Total Common Stocks (Cost $73,970,050)		79,993,426

Convertible Preferred Stocks: 19.4%
REITs-Diversified: 3.9%

Landmark Infrastructure Partners LP Series C, 7.040%	72,844	1,498,765

Lexington Realty Trust Series C, 6.500%(b)	316,455	15,594,903

		17,093,668

REITs-Hotels: 6.8%

Braemar Hotels & Resorts, Inc. Series B, 5.500%(b)	848,340	14,553,272

RLJ Lodging Trust Series A, 1.950%(b)	614,000	15,214,920

		29,768,192

REITs-Industrial: 1.4%

QTS Realty Trust, Inc. Series B, 6.500%	63,500	5,986,780

	Shares	Value (See Note 2)

REITs-Shopping Centers: 3.5%

RPT Realty Series D, 7.250%(b)	245,700	$12,149,865

Wheeler Real Estate Investment Trust, Inc. Series B, 9.000%	376,809	2,931,574

Series D, 8.750%	50,000	482,500

		15,563,939

REITs-Specialized: 3.8%

EPR Properties Series C, 5.750%	248,700	6,697,491

Series E, 9.000%(b)	290,000	9,860,000

		16,557,491

Total Convertible Preferred Stocks (Cost $84,385,884)		84,970,070

Limited Partnerships: 2.4%
Real Estate Operating/Development: 2.4%

Brookfield Property Partners LP	641,208	10,336,273

Total Limited Partnerships (Cost $10,489,896)		10,336,273

Preferred Stocks: 49.9%
Oil, Gas & Consumable Fuels: 1.3%

TravelCenters of America LLC 8.250%	225,000	5,535,000

REITs-Diversified: 6.3%

Colony Capital, Inc. Series G, 7.500%(b)	100,000	2,000,000

Series H, 7.125%(b)	345,600	6,379,776

Series I, 7.150%	114,300	2,108,835

CorEnergy Infrastructure Trust, Inc. Series A, 7.375%	252,567	5,935,325

Global Net Lease, Inc. Series A, 7.250%	249,000	6,145,320

Spirit Realty Capital, Inc. Series A, 6.000%	120,000	2,400,000

Vornado Realty Trust Series M, 5.250%	130,000	2,671,500

		27,640,756

See accompanying Notes to Financial Statements.	28

Schedule of Investments (See Note 11)

Salient Select Income Fund

December 31, 2018

	Shares	Value (See Note 2)

REITs-Healthcare: 2.2%

Global Medical REIT, Inc. Series A, 7.500%	400,000	$9,792,000

REITs-Hotels: 4.4%

Hersha Hospitality Trust Series C, 6.875%	275,000	5,975,750

Series E, 6.500%	269,408	5,592,910

Pebblebrook Hotel Trust Series D, 6.375%(b)	149,900	3,477,680

Summit Hotel Properties, Inc. Series E, 6.250%	200,000	4,104,000

		19,150,340

REITs-Industrial: 1.1%

Plymouth Industrial REIT, Inc. Series A, 7.500%	174,967	3,887,767

Rexford Industrial Realty, Inc. Series B, 5.875%	40,000	879,600

		4,767,367

REITs-Mortgage: 6.4%

iStar Financial, Inc. Series D, 8.000%(b)	147,757	3,544,691

Series G, 7.650%(b)	815,333	18,141,159

Series I, 7.500%	275,200	6,081,920

		27,767,770

REITs-Office Property: 0.7%

Highwoods Properties, Inc. Series A, 8.625%	2,624	3,083,200

REITs-Regional Malls: 1.2%

Washington Prime Group, Inc. Series I, 6.875%(b)	340,669	5,368,943

REITs-Residential: 8.3%

American Homes 4 Rent Series D, 6.500%	99,465	2,239,952

Series H, 6.250%	109,000	2,421,980

	Shares	Value (See Note 2)

Bluerock Residential Growth REIT, Inc. Series A, 8.250%	135,000	$3,415,500

Series C, 7.625%	138,300	3,321,108

Series D, 7.125%	165,000	3,381,675

UMH Properties, Inc. Series B, 8.000%(b)	329,000	8,392,790

Series C, 6.750%(b)	577,300	13,289,446

		36,462,451

REITs-Shopping Centers: 11.8%

Cedar Realty Trust, Inc. Series C, 6.500%	199,000	3,777,020

Kimco Realty Corp. Series L, 5.125%	187,500	3,695,625

Pennsylvania Real Estate Investment Trust Series D, 6.875%	200,000	3,108,000

Saul Centers, Inc. Series C, 6.875%	452,083	11,394,752

Series D, 6.125%	375,000	7,833,750

Seritage Growth Properties Series A, 7.000%	120,000	2,640,000

Urstadt Biddle Properties, Inc. Series G, 6.750%	450,000	11,070,000

Series H, 6.250%	345,500	8,101,975

		51,621,122

REITs-Specialized: 2.8%

Farmland Partners, Inc. Series B, 6.000%	666,627	12,339,266

REITs-Storage: 1.5%

National Storage Affiliates Trust Series A, 6.000%	287,500	6,454,375

REITs-Warehouse/Industrial: 1.9%

Monmouth Real Estate Investment Corp. Series C, 6.125%(b)	369,004	8,391,151

Total Preferred Stocks (Cost $225,466,090)		218,373,741

See accompanying Notes to Financial Statements.	29

Schedule of Investments (See Note 11)

Salient Select Income Fund

December 31, 2018

	Principal Amount	Value (See Note 2)

Convertible Corporate Bonds: 4.0%
REITs-Diversified: 4.0%

Consolidated-Tomoka Land Co., Sr. Unsec. Notes 4.500%, 03/15/20	$14,000,000	$13,948,872

CorEnergy Infrastructure Trust, Inc., Sr. Unsec. Notes 7.000%, 06/15/20	3,400,000	3,585,399

		17,534,271

Total Convertible Corporate Bonds (Cost $16,874,165)		17,534,271

Corporate Bond: 1.7%
Consumer Products: 1.7%

Land O’ Lakes, Inc. 7.000%, (c)	7,500,000	7,326,562

Total Corporate Bond (Cost $7,500,000)		7,326,562

Total Investments: 95.7% (Cost $418,686,085)		418,534,343

Net Other Assets and Liabilities: 4.3%		18,849,842

Net Assets: 100.0%		$437,384,185

Percentages are stated as a percent of net assets.

(a) Affiliated company. See note 12 for more information.

(b) Security, or portion of security, is being held as collateral in a segregated account for possible future use for the line(s) of credit. At period end, the aggregate market value of those securities was $55,734,100, representing 12.7% of net assets.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $7,326,562, representing 1.7% of net assets.

Investment Abbreviations:

REIT — Real Estate Investment Trust

Sr. — Senior

Unsec. — Unsecured

See accompanying Notes to Financial Statements.	30

Schedule of Investments (See Note 11)

Salient Tactical Growth Fund

December 31, 2018

	Shares	Value (See Note 2)

Exchange-Traded Funds: 31.7%

SPDR® S&P 500® ETF Trust(a)	408,466	$102,083,823

Total Exchange-Traded Funds (Cost $92,660,823)		102,083,823

Total Investments: 31.7% (Cost $92,660,823)		102,083,823

Net Other Assets and Liabilities: 68.3%(b)		219,840,575

Net Assets: 100.0%		$321,924,398

Percentages are stated as a percent of net assets.

Futures Contracts Sold

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
S&P 500® E-Mini	821	March 2019	$102,838,460	$2,911,370
Total Futures Contracts			$102,838,460	$2,911,370

(a) The SPDR® S&P 500® ETF Trust Annual Report, along with the report of the independent registered public accounting firm, is included in the Security’s Form N-CSR available at “www.sec.gov”. As of December 31, 2018, the percentage of the Fund’s net assets invested in the SPDR® S&P 500® ETF Trust was 31.7%.

(b) Includes cash which is being held as collateral for futures contracts.

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

See accompanying Notes to Financial Statements.	31

Statements of Assets and Liabilities

December 31, 2018

	Salient Global Real Estate Fund	Salient International Small Cap Fund
Assets:
Investments, at value	$38,899,619	$49,956,948
Cash	2,010,905	358,610
Foreign currency, at value (Cost $6,833 and $16,862, respectively)	6,833	16,733
Receivable for investments sold	94,489	—
Receivable due from advisor	33,659	—
Interest and dividends receivable	171,195	255,754
Other assets	36,239	19,610

Total Assets	41,252,939	50,607,655

Liabilities:
Payable for shares redeemed	92,349	869,345
Payable to advisor	—	6,575
Payable for distribution and service fees	18,736	7,617
Payable to trustees	364	555
Payable for compliance fees	1,061	1,453
Payable to ReFlow (See Note 2(m))	522	—
Payable for legal and audit fees	31,895	29,084
Accrued expenses and other liabilities	43,561	48,580

Total Liabilities	188,488	963,209

Net Assets	$41,064,451	$49,644,446

Net Assets Consist of:
Paid-in capital	$66,416,931	$48,378,252
Total distributable earnings	(25,352,480)	1,266,194

Total Net Assets	$41,064,451	$49,644,446

Investments, At Cost	$40,471,113	$45,952,615
Pricing of Shares
Investor Class:
Net Assets	$1,199,116	$15,715,441
Shares of beneficial interest outstanding	96,491	1,124,750
Net Asset Value, offering and redemption price per share	$12.43	$13.97
Institutional Class:
Net Assets	$8,600,191	$33,929,005
Shares of beneficial interest outstanding	697,414	2,444,219
Net Asset Value, offering and redemption price per share	$12.33	$13.88
Class A:
Net Assets	$19,376,712	—
Shares of beneficial interest outstanding	1,565,724	—
Net Asset Value, offering and redemption price per share	$12.38	—
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$13.14	—
Class C:
Net Assets	$11,888,432	—
Shares of beneficial interest outstanding	965,393	—
Net Asset Value, offering and redemption price per share	$12.31	—

See accompanying Notes to Financial Statements.	32

Statements of Assets and Liabilities

December 31, 2018

	Salient Select Income Fund	Salient Tactical Growth Fund
Assets:
Investments in affiliates, at value	$12,416,500	$—
Investments, at value	406,117,843	102,083,823
Cash	16,928,406	215,664,003
Deposit with broker for line of credit	27,373	—
Deposit with broker for futures contracts	—	5,418,600
Receivable for investments sold	883,287	—
Receivable for shares sold	373,759	1,513,862
Interest and dividends receivable	3,541,951	881,084
Other assets	65,376	53,075

Total Assets	440,354,495	325,614,447

Liabilities:
Payable for interest and commitment fees due on loan (See Note 2(i))	15,053	—
Variation margin payable	—	788,160
Payable for shares redeemed	2,304,362	2,392,551
Payable to advisor	295,175	332,498
Payable for distribution and service fees	154,918	44,543
Payable to trustees	4,167	3,092
Payable for compliance fees	11,205	8,691
Payable for legal and audit fees	58,744	57,399
Accrued expenses and other liabilities	126,686	63,115

Total Liabilities	2,970,310	3,690,049

Net Assets	$437,384,185	$321,924,398

Net Assets Consist of:
Paid-in capital	$455,090,157	$318,673,513
Total distributable earnings	(17,705,972)	3,250,885

Total Net Assets	$437,384,185	$321,924,398

Investments in Affiliates, At Cost	$12,450,314	$—
Investments, At Cost	$406,235,771	$92,660,823
Pricing of Shares
Investor Class:
Net Assets	$15,431,728	$6,623,208
Shares of beneficial interest outstanding	809,829	268,874
Net Asset Value, offering and redemption price per share	$19.06	$24.63
Institutional Class:
Net Assets	$198,762,259	$275,668,528
Shares of beneficial interest outstanding	10,421,411	10,840,349
Net Asset Value, offering and redemption price per share	$19.07	$25.43
Class A:
Net Assets	$122,483,717	$11,717,829
Shares of beneficial interest outstanding	6,404,358	483,444
Net Asset Value, offering and redemption price per share	$19.13	$24.24
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$20.30	$25.72
Class C:
Net Assets	$100,706,481	$27,914,833
Shares of beneficial interest outstanding	5,426,324	1,213,067
Net Asset Value, offering and redemption price per share	$18.56	$23.01

See accompanying Notes to Financial Statements.	33

Statements of Operations

For the Year Ended December 31, 2018

	Salient Global Real Estate Fund	Salient International Small Cap Fund
Investment Income:
Interest	$30,815	$84,284
Dividends	1,044,438	2,253,772
Foreign taxes withheld	(50,866)	(187,579)
Other income	22,692	154,862

Total Investment Income	1,047,079	2,305,339

Expenses:
Investment advisory fee	294,581	1,003,348
Administration fees and expenses	63,138	170,609
Custodian fee	11,376	30,696
Legal and audit fees	180,998	111,741
Transfer agent fees and expenses	24,121	38,386
Trustees’ fees and expenses	6,204	30,259
Registration/filing fees	49,060	36,519
Reports to shareholders and printing fees	67,518	27,926
Distribution and service fees
Investor Class	2,931	128,637
Institutional Class	1,989	34,088
Class A	43,787	—
Class C	82,248	—
Compliance fees	6,782	22,918
ReFlow fees (See Note 2(m))	3,383	—
Other	69,623	30,374

Total expenses before waivers	907,739	1,665,501
Less fees waived/reimbursed by investment advisor (See Note 4)	(320,443)	(352,289)

Total Expenses	587,296	1,313,212

Net Investment Income:	459,783	992,127

Net realized gain on investments and foreign currency translations	1,745,667	15,056,617
Net realized loss on foreign currency	(35,331)	(34,349)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(7,076,433)	(31,398,318)
Net change in unrealized appreciation/depreciation on foreign currency transactions	(858)	(7,260)

Net Realized and Unrealized Loss on Investments, Foreign Currency Translations and Foreign Currency	(5,366,955)	(16,383,310)

Net Decrease in Net Assets Resulting From Operations	$(4,907,172)	$(15,391,183)

See accompanying Notes to Financial Statements.	34

Statements of Operations

For the Year Ended December 31, 2018

	Salient Select Income Fund	Salient Tactical Growth Fund
Investment Income:
Interest	$3,288,349	$3,568,917
Dividends	22,891,038	3,493,608
Dividends from affiliated investments	513,849	—
Other income	703,163	543,030

Total Investment Income	27,396,399	7,605,555

Expenses:
Investment advisory fee	6,026,986	4,444,461
Administration fees and expenses	679,233	437,825
Custodian fee	15,940	6,113
Legal and audit fees	262,447	192,765
Transfer agent fees and expenses	429,732	122,764
Trustees’ fees and expenses	180,771	107,364
Registration/filing fees	84,952	67,094
Reports to shareholders and printing fees	169,047	67,365
Distribution and service fees
Investor Class	66,352	28,486
Institutional Class	73,600	86,276
Class A	638,038	75,373
Class C	1,311,842	328,832
Compliance fees	137,249	89,788
Interest and commitment fees on loan	1,387,067	—
Other	103,248	55,879

Total expenses before waivers	11,566,504	6,110,385
Less fees waived/reimbursed by investment advisor (See Note 4)	(692,207)	—

Total Expenses	10,874,297	6,110,385

Net Investment Income:	16,522,102	1,495,170

Net realized loss on affiliated investments	(888,446)	—
Net realized gain/(loss) on investments and foreign currency translations	(11,805,289)	3,326,938
Net realized gain on securities sold short	4,636,962	—
Net realized loss on futures contracts	—	(4,345,211)
Net change in unrealized appreciation/depreciation on affiliated investments	7,162,224	—
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(72,611,266)	(21,048,401)
Net change in unrealized appreciation/depreciation on securities sold short	628,389	—
Net change in unrealized appreciation/depreciation on futures contracts	—	2,911,370

Net Realized and Unrealized Loss on Investments, Securities Sold Short and Futures Contracts	(72,877,426)	(19,155,304)

Net Decrease in Net Assets Resulting From Operations	$(56,355,324)	$(17,660,134)

See accompanying Notes to Financial Statements.	35

Statements of Changes in Net Assets

	Salient Global Real Estate Fund		Salient International Small Cap Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017(a)	Year Ended December 31, 2018	Year Ended December 31, 2017(b)
Operations:
Net investment income	$459,783	$95,874	$992,127	$869,302
Net realized gain	1,710,336	624,920	15,022,268	18,521,566
Net change in unrealized appreciation/depreciation	(7,077,291)	3,465,504	(31,405,578)	15,809,273

Net increase/(decrease) in net assets resulting from operations	(4,907,172)	4,186,298	(15,391,183)	35,200,141

Distributions to Shareholders:
From distributable earnings(c)
Investor Class	(35,758)	(36,505)	(3,906,953)	(918,997)
Institutional Class	(366,416)	(424,959)	(9,202,573)	(1,878,645)
Class A	(412,585)	(564,076)	—	—
Class C	(287,521)	(380,217)	—	—
Advisor Class	—	(7,975)	—	—
From return of capital
Investor Class	(5,438)	—	—	—
Institutional Class	(55,727)	—	—	—
Class A	(62,749)	—	—	—
Class C	(43,729)	—	—	—

Total distributions	(1,269,923)	(1,413,732)	(13,109,526)	(2,797,642)

Share Transactions:
Investor Class
Proceeds from sale of shares	366,510	28,363	7,608,018	29,966,956
Issued to shareholders in reinvestment of distributions	39,817	35,022	3,888,405	914,599
Cost of shares redeemed	(468,532)	(188,294)	(31,176,295)	(19,962,093)
Acquisition (Note 13)	898,755	—	—	—

Net increase/(decrease) from share transactions	836,550	(124,909)	(19,679,872)	10,919,462

Institutional Class
Proceeds from sale of shares	6,638,961	4,649,090	13,107,997	18,532,119
Issued to shareholders in reinvestment of distributions	272,140	256,889	8,753,901	1,503,820
Cost of shares redeemed	(8,421,259)	(3,423,822)	(44,546,561)	(61,326,471)
Acquisition (Note 13)	4,923,657	—	—	—

Net increase/(decrease) from share transactions	3,413,499	1,482,157	(22,684,663)	(41,290,532)

Class A
Proceeds from sale of shares	845,941	2,013,242	—	—
Issued to shareholders in reinvestment of distributions	449,705	536,830	—	—
Cost of shares redeemed	(4,537,341)	(4,704,779)	—	—
Acquisition (Note 13)	16,949,160	—	—	—

Net increase/(decrease) from share transactions	13,707,465	(2,154,707)	—	—

Class C
Proceeds from sale of shares	967,154	388,434	—	—
Issued to shareholders in reinvestment of distributions	317,820	364,509	—	—
Cost of shares redeemed	(2,185,116)	(1,866,549)	—	—
Acquisition (Note 13)	8,392,867	—	—	—

Net increase/(decrease) from share transactions	7,492,725	(1,113,606)	—	—

Advisor Class
Proceeds from sale of shares	—	55,717	—	105,257
Issued to shareholders in reinvestment of distributions	—	3,748	—	—
Cost of shares redeemed	—	(759,632)	—	(2,655,293)

Net decrease from share transactions	—	(700,167)	—	(2,550,036)

Net increase/(decrease) in net assets	$19,273,144	$161,334	$(70,865,244)	$(518,607)

Net Assets:
Beginning of period	21,791,307	21,629,973	120,509,690	121,028,297

End of period	$41,064,451	$21,791,307 (d)	$49,644,446	$120,509,690 (e)

See accompanying Notes to Financial Statements.	36

Statements of Changes in Net Assets

	Salient Global Real Estate Fund (continued)		Salient International Small Cap Fund (continued)
	Year Ended December 31, 2018	Year Ended December 31, 2017(a)	Year Ended December 31, 2018	Year Ended December 31, 2017(b)
Changes in Shares Outstanding:
Investor Class
Sold	25,742	2,061	349,832	1,491,032
Distributions reinvested	2,829	2,470	261,339	42,559
Redeemed	(34,342)	(13,600)	(1,496,266)	(986,503)
Acquisition (Note 13)	64,805	—	—	—

Net increase/(decrease) in shares outstanding	59,034	(9,069)	(885,095)	547,088

Institutional Class
Sold	467,920	332,026	616,660	1,023,308
Distributions reinvested	19,510	18,223	590,118	70,141
Redeemed	(601,320)	(243,666)	(2,302,452)	(3,276,955)
Acquisition (Note 13)	358,087	—	—	—

Net increase/(decrease) in shares outstanding	244,197	106,583	(1,095,674)	(2,183,506)

Class A
Sold	60,731	141,460	—	—
Distributions reinvested	32,086	38,110	—	—
Redeemed	(325,636)	(330,599)	—	—
Acquisition (Note 13)	1,227,080	—	—	—

Net increase/(decrease) in shares outstanding	994,261	(151,029)	—	—

Class C
Sold	72,349	28,362	—	—
Distributions reinvested	22,666	25,805	—	—
Redeemed	(157,262)	(133,780)	—	—
Acquisition (Note 13)	609,832	—	—	—

Net increase/(decrease) in shares outstanding	547,585	(79,613)	—	—

Advisor Class
Sold	—	4,230	—	6,139
Distributions reinvested	—	289	—	—
Redeemed	—	(58,203)	—	(152,132)

Net decrease in shares outstanding	—	(53,684)	—	(145,993)

(a) Effective March 29, 2017, Advisor Class shares of Salient Global Real Estate Fund were terminated and exchanged into Institutional Class shares.

(b) Effective March 29, 2017, Advisor Class shares of Salient International Small Cap Fund were terminated and exchanged into Institutional Class shares.

(c) The prior year ended December 31, 2017 total distributions for the Salient International Small Cap Fund consisted of Net Investment Income of $2,797,642 and Net Realized Gains of $0. The prior year ended December 31, 2017 total distributions for the Salient Global Real Estate Fund consisted of Net Investment Income of $1,413,732 and Net Realized Gains of $0.

(d) For the prior year ended December 31, 2017 included accumulated net investment loss of $1,186,073.

(e) For the prior year ended December 31, 2017 included accumulated net investment loss of $2,444,741.

See accompanying Notes to Financial Statements.	37

Statements of Changes in Net Assets

	Salient Select Income Fund		Salient Tactical Growth Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017(a)	Year Ended December 31, 2018	Year Ended December 31, 2017(b)
Operations:
Net investment income/(loss)	$16,522,102	$25,774,903	$1,495,170	$(8,949)
Net realized gain/(loss)	(8,056,773)	57,196,293	(1,018,273)	15,822,724
Net change in unrealized appreciation/depreciation	(64,820,653)	(67,174,190)	(18,137,031)	23,283,402

Net increase/(decrease) in net assets resulting from operations	(56,355,324)	15,797,006	(17,660,134)	39,097,177

Distributions to Shareholders:
From distributable earnings(c)
Investor Class	(1,032,390)	(2,870,836)	(180,045)	(585,902)
Institutional Class	(15,210,339)	(35,606,152)	(7,676,248)	(19,444,295)
Class A	(8,796,365)	(26,038,938)	(262,652)	(2,486,375)
Class B	—	(9,542)	—	—
Class C	(5,956,331)	(15,076,249)	(684,105)	(2,504,525)
Advisor Class	—	(375,971)	—	—
From return of Capital
Investor Class	(11,402)	—	—	—
Institutional Class	(167,982)	—	—	—
Class A	(97,147)	—	—	—
Class C	(65,781)	—	—	—

Total distributions	(31,337,737)	(79,977,688)	(8,803,050)	(25,021,097)

Share Transactions:
Investor Class
Proceeds from sale of shares	4,968,756	19,445,870	2,502,385	2,168,003
Issued to shareholders in reinvestment of distributions	1,028,472	2,831,192	176,625	574,001
Cost of shares redeemed	(15,622,285)	(74,758,820)	(4,663,496)	(6,900,441)

Net decrease from share transactions	(9,625,057)	(52,481,758)	(1,984,486)	(4,158,437)

Institutional Class
Proceeds from sale of shares	98,189,178	200,701,244	97,376,331	338,310,717
Issued to shareholders in reinvestment of distributions	13,267,841	31,238,319	7,624,364	19,349,128
Cost of shares redeemed	(231,841,896)	(202,553,366)	(118,739,766)	(72,745,479)

Net increase/(decrease) from share transactions	(120,384,877)	29,386,197	(13,739,071)	284,914,366

Class A
Proceeds from sale of shares	16,425,926	44,442,393	7,056,791	7,462,476
Issued to shareholders in reinvestment of distributions	7,036,506	22,339,418	258,608	2,464,561
Cost of shares redeemed	(140,245,050)	(195,770,459)	(33,509,770)	(9,673,806)

Net increase/(decrease) from share transactions	(116,782,618)	(128,988,648)	(26,194,371)	253,231

Class B
Issued to shareholders in reinvestment of distributions	—	3,964	—	—
Cost of shares redeemed	—	(2,134,584)	—	—

Net decrease from share transactions	—	(2,130,620)	—	—

Class C
Proceeds from sale of shares	6,655,768	9,950,635	2,967,670	2,257,219
Issued to shareholders in reinvestment of distributions	5,185,367	13,389,924	642,695	2,308,508
Cost of shares redeemed	(58,826,789)	(51,058,503)	(9,941,519)	(10,971,114)

Net decrease from share transactions	(46,985,654)	(27,717,944)	(6,331,154)	(6,405,387)

Advisor Class
Proceeds from sale of shares	—	8,516,838	—	15,852,972
Issued to shareholders in reinvestment of distributions	—	310,776	—	—
Cost of shares redeemed	—	(63,098,471)	—	(286,208,133)
Net decrease from share transactions	—	(54,270,857)	—	(270,355,161)

Net increase/(decrease) in net assets	$(381,471,267)	$(300,384,312)	$(74,712,266)	$18,324,692

Net Assets:
Beginning of period	818,855,452	1,119,239,764	396,636,664	378,311,972

End of period	$437,384,185	$818,855,452 (d)	$321,924,398	$396,636,664

See accompanying Notes to Financial Statements.	38

Statements of Changes in Net Assets

	Salient Select Income Fund (continued)		Salient Tactical Growth Fund (continued)
	Year Ended December 31, 2018	Year Ended December 31, 2017(a)	Year Ended December 31, 2018	Year Ended December 31, 2017(b)
Changes in Shares Outstanding:
Investor Class
Sold	236,753	817,708	93,779	82,270
Distributions reinvested	50,649	123,911	7,118	21,883
Redeemed	(745,717)	(3,128,990)	(178,875)	(260,387)

Net decrease in shares outstanding	(458,315)	(2,187,371)	(77,978)	(156,234)

Institutional Class
Sold	4,682,909	8,445,758	3,551,776	12,408,350
Distributions reinvested	651,638	1,367,289	297,069	715,045
Redeemed	(11,131,205)	(8,627,741)	(4,391,177)	(2,640,679)

Net increase/(decrease) in shares outstanding	(5,796,658)	1,185,306	(542,332)	10,482,716

Class A
Sold	780,277	1,861,341	271,794	282,907
Distributions reinvested	344,955	975,224	10,594	95,415
Redeemed	(6,675,100)	(8,260,681)	(1,280,972)	(369,306)

Net increase/(decrease) in shares outstanding	(5,549,868)	(5,424,116)	(998,584)	9,016

Class B
Distributions reinvested	—	170	—	—
Redeemed	—	(90,203)	—	—

Net decrease in shares outstanding	—	(90,033)	—	—

Class C
Sold	321,842	429,414	120,973	88,680
Distributions reinvested	262,686	602,611	27,726	93,311
Redeemed	(2,900,557)	(2,225,535)	(400,645)	(432,676)

Net decrease in shares outstanding	(2,316,029)	(1,193,510)	(251,946)	(250,685)

Advisor Class
Sold	—	353,839	—	592,901
Distributions reinvested	—	13,202	—	—
Redeemed	—	(2,650,083)	—	(10,559,865)

Net decrease in shares outstanding	—	(2,283,042)	—	(9,966,964)

(a) Effective March 29, 2017, Advisor Class shares of Salient Select Income Fund were terminated and exchanged into Institutional Class shares. Effective April 28, 2017, Class B shares of Salient Select Income Fund were terminated and converted to Class A shares.

(b) Effective March 29, 2017, Advisor Class shares of Salient Tactical Growth Fund were terminated and exchanged into Institutional Class shares.

(c) The prior year ended December 31, 2017 total distributions for the Salient Tactical Growth Fund consisted of Net Investment Income of $0 and Net Realized Gains of $25,021,097. The prior year ended December 31, 2017 total distributions for the Salient Select Income Fund consisted of Net Investment Income of $26,039,477 and Net Realized Gains of $53,938,211.

(d) For the prior year ended December 31, 2017 included accumulated net investment loss of $236,124.

See accompanying Notes to Financial Statements.	39

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Global Real Estate Fund(a)(b)

	Investor Class
	Year Ended December 31, 2018		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$14.81		$13.04	$13.60	$14.74	$15.65
Income/(Loss) from Operations:
Net investment income(c)	0.24		0.07	0.02	0.21	0.18
Net realized and unrealized gain/(loss) on investments	(1.74)		2.67	0.07	(0.79)	0.02

Total from Investment Operations	(1.50)		2.74	0.09	(0.58)	0.20

Less Distributions:
From investment income	(0.76)		(0.97)	(0.65)	(0.56)	(1.11)
From return of capital	(0.12)		—	—	—	—

Total Distributions	(0.88)		(0.97)	(0.65)	(0.56)	(1.11)

Net Increase/(Decrease) in Net Asset Value	(2.38)		1.77	(0.56)	(1.14)	(0.91)

Net Asset Value, End of Period	$12.43		$14.81	$13.04	$13.60	$14.74

Total Return	(10.78)%		21.44%	0.74%	(4.08)%	1.33%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,199		$555	$607	$8,479	$15,385
Ratios to Average Net Assets (excluding short sales expense):
Net investment income including reimbursement/waiver	1.71%		0.52%	0.17%	1.41%	1.17%
Operating expenses including reimbursement/waiver	1.89	%(d)	n/a	n/a	n/a	1.79	%(e)
Operating expenses excluding reimbursement/waiver	2.96%		2.39%	2.12%	1.86%	1.79%
Portfolio Turnover Rate	101%		41%	80%	281%	242%

(a) Prior to August 14, 2018, Salient Global Real Estate Fund was known as Salient International Real Estate Fund. Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund.

(b) The information for the fiscal year ended December 31, 2015 through December 31, 2018 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective August 21, 2018, the Advisor agreed to limit expenses to 1.50%.

(e) Effective May 1, 2014, the expense limitation agreement expired.

See accompanying Notes to Financial Statements.	40

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Global Real Estate Fund(a)(b)

	Institutional Class
	Year Ended December 31, 2018		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$14.68		$12.93	$13.51	$14.65	$15.61
Income/(Loss) from Operations:
Net investment income(c)	0.28		0.12	0.10	0.25	0.38
Net realized and unrealized gain/(loss) on investments	(1.72)		2.64	0.04	(0.78)	(0.12)

Total from Investment Operations	(1.44)		2.76	0.14	(0.53)	0.26

Less Distributions:
From investment income	(0.79)		(1.01)	(0.72)	(0.61)	(1.22)
From return of capital	(0.12)		—	—	—	—

Total Distributions	(0.91)		(1.01)	(0.72)	(0.61)	(1.22)

Net Increase/(Decrease) in Net Asset Value	(2.35)		1.75	(0.58)	(1.14)	(0.96)

Net Asset Value, End of Period	$12.33		$14.68	$12.93	$13.51	$14.65

Total Return	(10.51)%		21.88%	0.98%	(3.76)%	1.75%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$8,600		$6,655	$4,481	$13,746	$24,886
Ratios to Average Net Assets (excluding short sales expense):
Net investment income including reimbursement/waiver	2.01%		0.89%	0.74%	1.68%	2.47%
Operating expenses including reimbursement/waiver	1.65	%(d)	n/a	n/a	n/a	1.45	%(e)
Operating expenses excluding reimbursement/waiver	2.57%		2.03%	1.90%	1.52%	1.47%
Portfolio Turnover Rate	101%		41%	80%	281%	242%

(a) Prior to August 14, 2018, Salient Global Real Estate Fund was known as Salient International Real Estate Fund. Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund.

(b) The information for the fiscal year ended December 31, 2015 through December 31, 2018 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective August 21, 2018, the Advisor agreed to limit expenses to 1.15%.

(e) Effective May 1, 2014, the expense limitation agreement expired.

See accompanying Notes to Financial Statements.	41

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Global Real Estate Fund(a)(b)

	Class A
	Year Ended December 31, 2018		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$14.75		$12.99	$13.59	$14.72	$15.68
Income/(Loss) from Operations:
Net investment income(c)	0.23		0.07	0.04	0.19	0.35
Net realized and unrealized gain/(loss) on investments	(1.73)		2.65	0.03	(0.77)	(0.15)

Total from Investment Operations	(1.50)		2.72	0.07	(0.58)	0.20

Less Distributions:
From investment income	(0.76)		(0.96)	(0.67)	(0.55)	(1.16)
From return of capital	(0.11)		—	—	—	—

Total Distributions	(0.87)		(0.96)	(0.67)	(0.55)	(1.16)

Net Increase/(Decrease) in Net Asset Value	(2.37)		1.76	(0.60)	(1.13)	(0.96)

Net Asset Value, End of Period	$12.38		$14.75	$12.99	$13.59	$14.72

Total Return(d)	(10.74)%		21.30%	0.60%	(4.09)%	1.32%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$19,377		$8,426	$9,384	$13,070	$25,369
Ratios to Average Net Assets (excluding short sales expense):
Net investment income including reimbursement/waiver	1.66%		0.49%	0.33%	1.27%	2.22%
Operating expenses including reimbursement/waiver	1.87	%(e)	n/a	n/a	n/a	1.85	%(f)
Operating expenses excluding reimbursement/waiver	3.04%		2.44%	2.35%	1.91%	1.87%
Portfolio Turnover Rate	101%		41%	80%	281%	242%

(a) Prior to August 14, 2018, Salient Global Real Estate Fund was known as Salient International Real Estate Fund. Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund.

(b) The information for the fiscal year ended December 31, 2015 through December 31, 2018 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective August 21, 2018, the Advisor agreed to limit expenses to 1.55%.

(f) Effective May 1, 2014, the expense limitation agreement expired.

See accompanying Notes to Financial Statements.	42

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Global Real Estate Fund(a)(b)

	Class C
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$14.73		$13.00		$13.62		$14.75	$15.71
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.13		(0.01	)(d)	(0.03	)(d)	0.12	0.26
Net realized and unrealized gain/(loss) on investments	(1.73)		2.64		0.03		(0.78)	(0.15)

Total from Investment Operations	(1.60)		2.63		0.00		(0.66)	0.11

Less Distributions:
From investment income	(0.71)		(0.90)		(0.62)		(0.47)	(1.07)
From return of capital	(0.11)		—		—		—	—

Total Distributions	(0.82)		(0.90)		(0.62)		(0.47)	(1.07)

Net Increase/(Decrease) in Net Asset Value	(2.42)		1.73		(0.62)		(1.13)	(0.96)

Net Asset Value, End of Period	$12.31		$14.73		$13.00		$13.62	$14.75

Total Return(e)	(11.51)%		20.73%		(0.02)%		(4.62)%	0.75%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,888		$6,155		$6,465		$8,777	$11,896
Ratios to Average Net Assets (excluding short sales expense):
Net investment income/(loss) including reimbursement/waiver	0.96%		(0.05)%		(0.22)%		0.79%	1.66%
Operating expenses including reimbursement/waiver	2.51	%(f)	n/a		n/a		n/a	2.40	%(g)
Operating expenses excluding reimbursement/waiver	3.64%		2.99%		2.90%		2.47%	2.42%
Portfolio Turnover Rate	101%		41%		80%		281%	242%

(a) Prior to August 14, 2018, Salient Global Real Estate Fund was known as Salient International Real Estate Fund. Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund.

(b) The information for the fiscal year ended December 31, 2015 through December 31, 2018 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e) Total return does not reflect the effect of sales charges.

(f) Effective August 21, 2018, the Advisor agreed to limit expenses to 2.10%.

(g) Effective May 1, 2014, the expense limitation agreement expired.

See accompanying Notes to Financial Statements.	43

Financial Highlights

For a share outstanding throughout the periods presented.

Salient International Small Cap Fund(a)(b)

	Investor Class
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$21.74	$16.54		$17.65	$15.86	$17.39
Income/(Loss) from Operations:
Net investment income(c)	0.17	0.06		0.28	0.10	0.10
Net realized and unrealized gain/(loss) on investments	(4.19)	5.60		(0.77)	1.82	(1.58)

Total from Investment Operations	(4.02)	5.66		(0.49)	1.92	(1.48)

Less Distributions:
From investment income	(0.03)	(0.46)		(0.62)	(0.13)	(0.05)
From capital gains	(3.72)	—		—	—	—

Total Distributions	(3.75)	(0.46)		(0.62)	(0.13)	(0.05)

Net Increase/(Decrease) in Net Asset Value	(7.77)	5.20		(1.11)	1.79	(1.53)

Net Asset Value, End of Period	$13.97	$21.74		$16.54	$17.65	$15.86

Total Return	(18.76)%	34.28%		(2.74)%	12.10%	(8.51)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$15,715	$43,702		$24,191	$35,617	$26,760
Ratios to Average Net Assets (excluding short sales expense):
Net investment income including reimbursement/waiver	0.82%	0.31%		1.64%	0.57%	0.57%
Operating expenses including reimbursement/waiver	1.55%	1.60	%(d)	1.64%	1.64%	1.65	%(e)
Operating expenses excluding reimbursement/waiver	1.89%	1.82%		1.77%	1.68%	1.67%
Portfolio Turnover Rate	47%	69%		63%	70%	65%

(a) Prior to May 1, 2016, Salient International Small Cap Fund was known as Forward International Small Companies Fund.

(b) The information for the fiscal year ended December 31, 2015 through December 31, 2018 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective September 1, 2017, the annual expense limitation rate changed from 1.64% to 1.55%.

(e) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.64%.

See accompanying Notes to Financial Statements.	44

Financial Highlights

For a share outstanding throughout the periods presented.

Salient International Small Cap Fund(a)(b)

	Institutional Class
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$21.70	$16.50		$17.62	$15.83	$17.38
Income/(Loss) from Operations:
Net investment income(c)	0.22	0.17		0.35	0.15	0.15
Net realized and unrealized gain/(loss) on investments	(4.18)	5.57		(0.77)	1.82	(1.58)

Total from Investment Operations	(3.96)	5.74		(0.42)	1.97	(1.43)

Less Distributions:
From investment income	(0.14)	(0.54)		(0.70)	(0.18)	(0.12)
From capital gains	(3.72)	—		—	—	—

Total Distributions	(3.86)	(0.54)		(0.70)	(0.18)	(0.12)

Net Increase/(Decrease) in Net Asset Value	(7.82)	5.20		(1.12)	1.79	(1.55)

Net Asset Value, End of Period	$13.88	$21.70		$16.50	$17.62	$15.83

Total Return	(18.50)%	34.80%		(2.38)%	12.41%	(8.17)%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$33,929	$76,808		$94,426	$150,690	$134,290
Ratios to Average Net Assets (excluding short sales expense):
Net investment income including reimbursement/waiver	1.07%	0.92%		2.03%	0.87%	0.89%
Operating expenses including reimbursement/waiver	1.20%	1.26	%(d)	1.29%	1.29%	1.30	%(e)
Operating expenses excluding reimbursement/waiver	1.56%	1.47%		1.41%	1.33%	1.32%
Portfolio Turnover Rate	47%	69%		63%	70%	65%

(a) Prior to May 1, 2016, Salient International Small Cap Fund was known as Forward International Small Companies Fund.

(b) The information for the fiscal year ended December 31, 2015 through December 31, 2018 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective September 1, 2017, the annual expense limitation rate changed from 1.29% to 1.20%.

(e) Effective May 1, 2014, the Advisor agreed to limit expenses at 1.29%.

See accompanying Notes to Financial Statements.	45

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Income Fund(a)(b)

	Investor Class
	Year Ended December 31, 2018		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$22.10		$23.79	$22.34	$25.40	$23.50
Income/(Loss) from Operations:
Net investment income(c)	0.58		0.55	0.52	0.72	0.75
Net realized and unrealized gain/(loss) on investments	(2.47)		(0.21)	2.47	(1.01)	3.12

Total from Investment Operations	(1.89)		0.34	2.99	(0.29)	3.87

Less Distributions:
From investment income	(0.65)		(0.63)	(0.53)	(0.75)	(0.75)
From capital gains	(0.49)		(1.40)	(1.01)	(1.98)	(1.22)
From return of capital	(0.01)		—	—	(0.04)	—

Total Distributions	(1.15)		(2.03)	(1.54)	(2.77)	(1.97)

Net Increase/(Decrease) in Net Asset Value	(3.04)		(1.69)	1.45	(3.06)	1.90

Net Asset Value, End of Period	$19.06		$22.10	$23.79	$22.34	$25.40

Total Return	(8.74)%		1.44%	13.66%	(1.09)%	16.75%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$15,432		$28,030	$82,206	$76,217	$115,091
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	3.00%		2.73%	2.84%	3.26%	3.21%
Operating expenses including reimbursement/waiver	1.56	%(d)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.68%		1.73%	1.70%	1.62%	1.61%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.77%		2.34%	2.24%	2.83%	2.99%
Operating expenses including reimbursement/waiver	1.79	%(d)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.91%		2.12%	2.30%	2.05%	1.83%
Portfolio Turnover Rate	24%		45%	46%	39%	32%

(a) Prior to May 1, 2016, Salient Select Income Fund was known as Forward Select Income Fund.

(b) The information for the fiscal year ended December 31, 2015 through December 31, 2018 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective July 1, 2018, the Advisor agreed to limit expenses to 1.50%.

See accompanying Notes to Financial Statements.	46

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Income Fund(a)(b)

	Institutional Class
	Year Ended December 31, 2018		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$22.13		$23.82	$22.36	$25.43	$23.53
Income/(Loss) from Operations:
Net investment income(c)	0.66		0.71	0.62	0.81	0.85
Net realized and unrealized gain/(loss) on investments	(2.50)		(0.27)	2.46	(1.01)	3.11

Total from Investment Operations	(1.84)		0.44	3.08	(0.20)	3.96

Less Distributions:
From investment income	(0.70)		(0.70)	(0.59)	(0.82)	(0.84)
From capital gains	(0.51)		(1.43)	(1.03)	(2.01)	(1.22)
From return of capital	(0.01)		—	—	(0.04)	—

Total Distributions	(1.22)		(2.13)	(1.62)	(2.87)	(2.06)

Net Increase/(Decrease) in Net Asset Value	(3.06)		(1.69)	1.46	(3.07)	1.90

Net Asset Value, End of Period	$19.07		$22.13	$23.82	$22.36	$25.43

Total Return	(8.52)%		1.84%	14.09%	(0.75)%	17.16%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$198,762		$358,846	$358,059	$334,705	$637,666
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	3.37%		3.41%	3.24%	3.62%	3.59%
Operating expenses including reimbursement/waiver	1.25	%(d)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.37%		1.37%	1.35%	1.27%	1.26%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	3.14%		3.02%	2.64%	3.19%	3.37%
Operating expenses including reimbursement/waiver	1.48	%(d)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.60%		1.76%	1.95%	1.70%	1.48%
Portfolio Turnover Rate	24%		45%	46%	39%	32%

(a) Prior to May 1, 2016, Salient Select Income Fund was known as Forward Select Income Fund.

(b) The information for the fiscal year ended December 31, 2015 through December 31, 2018 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Effective July 1, 2018, the Advisor agreed to limit expenses to 1.15%.

See accompanying Notes to Financial Statements.	47

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Income Fund(a)(b)

	Class A
	Year Ended December 31, 2018		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$22.18		$23.87	$22.41	$25.47	$23.56
Income/(Loss) from Operations:
Net investment income(c)	0.56		0.60	0.52	0.73	0.75
Net realized and unrealized gain/(loss) on investments	(2.46)		(0.26)	2.47	(1.03)	3.12

Total from Investment Operations	(1.90)		0.34	2.99	(0.30)	3.87

Less Distributions:
From investment income	(0.66)		(0.63)	(0.52)	(0.74)	(0.74)
From capital gains	(0.48)		(1.40)	(1.01)	(1.98)	(1.22)
From return of capital	(0.01)		—	—	(0.04)	—

Total Distributions	(1.15)		(2.03)	(1.53)	(2.76)	(1.96)

Net Increase/(Decrease) in Net Asset Value	(3.05)		(1.69)	1.46	(3.06)	1.91

Net Asset Value, End of Period	$19.13		$22.18	$23.87	$22.41	$25.47

Total Return(d)	(8.78)%		1.46%	13.56%	(1.12)%	16.72%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$122,484		$265,122	$414,748	$431,167	$676,775
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	2.91%		2.90%	2.83%	3.31%	3.17%
Operating expenses including reimbursement/waiver	1.60	%(e)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.72%		1.78%	1.75%	1.68%	1.66%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.68%		2.51%	2.23%	2.88%	2.95%
Operating expenses including reimbursement/waiver	1.83	%(e)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.95%		2.17%	2.35%	2.11%	1.88%
Portfolio Turnover Rate	24%		45%	46%	39%	32%

(a) Prior to May 1, 2016, Salient Select Income Fund was known as Forward Select Income Fund.

(b) The information for the fiscal year ended December 31, 2015 through December 31, 2018 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective July 1, 2018, the Advisor agreed to limit expenses to 1.55%.

See accompanying Notes to Financial Statements.	48

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Income Fund(a)(b)

	Class C
	Year Ended December 31, 2018		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$21.55		$23.25	$21.87	$24.93	$23.10
Income/(Loss) from Operations:
Net investment income(c)	0.41		0.47	0.38	0.62	0.59
Net realized and unrealized gain/(loss) on investments	(2.42)		(0.27)	2.40	(1.05)	3.06

Total from Investment Operations	(2.01)		0.20	2.78	(0.43)	3.65

Less Distributions:
From investment income	(0.52)		(0.54)	(0.43)	(0.65)	(0.60)
From capital gains	(0.45)		(1.36)	(0.97)	(1.95)	(1.22)
From return of capital	(0.01)		—	—	(0.03)	—

Total Distributions	(0.98)		(1.90)	(1.40)	(2.63)	(1.82)

Net Increase/(Decrease) in Net Asset Value	(2.99)		(1.70)	1.38	(3.06)	1.83

Net Asset Value, End of Period	$18.56		$21.55	$23.25	$21.87	$24.93

Total Return(d)	(9.51)%		0.87%	12.96%	(1.67)%	16.07%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$100,706		$166,857	$207,758	$227,301	$271,510
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	2.23%		2.42%	2.28%	2.94%	2.61%
Operating expenses including reimbursement/waiver	2.23	%(e)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.35%		2.33%	2.30%	2.23%	2.20%
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.00%		2.03%	1.68%	2.51%	2.39%
Operating expenses including reimbursement/waiver	2.46	%(e)	n/a	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.58%		2.72%	2.90%	2.66%	2.42%
Portfolio Turnover Rate	24%		45%	46%	39%	32%

(a) Prior to May 1, 2016, Salient Select Income Fund was known as Forward Select Income Fund.

(b) The information for the fiscal year ended December 31, 2015 through December 31, 2018 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) Effective July 1, 2018, the Advisor agreed to limit expenses to 2.10%.

See accompanying Notes to Financial Statements.	49

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Growth Fund(a)(b)

	Investor Class
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$26.56	$25.68	$24.94	$25.55	$26.17
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.05	(0.07)	(0.20)	(0.18)	(0.30)
Net realized and unrealized gain/(loss) on investments	(1.39)	2.75	1.01	(0.30)	0.81

Total from Investment Operations	(1.34)	2.68	0.81	(0.48)	0.51

Less Distributions:
From investment income	(0.02)	—	—	—	—
From capital gains	(0.57)	(1.80)	(0.07)	(0.13)	(1.13)

Total Distributions	(0.59)	(1.80)	(0.07)	(0.13)	(1.13)

Net Increase/(Decrease) in Net Asset Value	(1.93)	0.88	0.74	(0.61)	(0.62)

Net Asset Value, End of Period	$24.63	$26.56	$25.68	$24.94	$25.55

Total Return	(5.07)%	10.57%	3.21%	(1.89)%	1.98%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$6,623	$9,212	$12,917	$117,790	$138,946
Ratios to Average Net Assets (excluding short sales expense):
Net investment income/(loss)	0.21%	(0.26)%	(0.80)%	(0.72)%	(1.17)%
Operating expenses	1.78%	1.87%	1.83%	1.76%	1.74%
Ratios to Average Net Assets (including interest expense):
Net investment loss	n/a	n/a	(0.80)%	n/a	n/a
Operating expenses	n/a	n/a	1.84%	n/a	n/a
Portfolio Turnover Rate	531%	138%	837%	349%	607%

(a) Prior to May 1, 2016, Salient Tactical Growth Fund was known as Forward Tactical Growth Fund.

(b) The information for the fiscal year ended December 31, 2015 through December 31, 2018 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

See accompanying Notes to Financial Statements.	50

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Growth Fund(a)(b)

	Institutional Class
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$27.41	$26.36	$25.51	$26.04	$26.56
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.14	0.10 (d)	(0.07)	(0.10)	(0.22)
Net realized and unrealized gain/(loss) on investments	(1.44)	2.75	0.99	(0.30)	0.83

Total from Investment Operations	(1.30)	2.85	0.92	(0.40)	0.61

Less Distributions:
From investment income	(0.11)	—	—	—	—
From capital gains	(0.57)	(1.80)	(0.07)	(0.13)	(1.13)

Total Distributions	(0.68)	(1.80)	(0.07)	(0.13)	(1.13)

Net Increase/(Decrease) in Net Asset Value	(1.98)	1.05	0.85	(0.53)	(0.52)

Net Asset Value, End of Period	$25.43	$27.41	$26.36	$25.51	$26.04

Total Return	(4.76)%	10.91%	3.61%	(1.54)%	2.33%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$275,669	$311,993	$23,721	$32,330	$53,957
Ratios to Average Net Assets (excluding short sales expense):
Net investment income/(loss)	0.53%	0.37%	(0.27)%	(0.40)%	(0.82)%
Operating expenses	1.47%	1.51%	1.48%	1.41%	1.39%
Ratios to Average Net Assets (including interest expense):
Net investment loss	n/a	n/a	(0.28)%	n/a	n/a
Operating expenses	n/a	n/a	1.49%	n/a	n/a
Portfolio Turnover Rate	531%	138%	837%	349%	607%

(a) Prior to May 1, 2016, Salient Tactical Growth Fund was known as Forward Tactical Growth Fund.

(b) The information for the fiscal year ended December 31, 2015 through December 31, 2018 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

See accompanying Notes to Financial Statements.	51

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Growth Fund(a)(b)

	Class A
	Year Ended December 31, 2018		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$26.15		$25.34	$24.66	$25.30	$25.96
Income/(Loss) from Operations:
Net investment loss(c)	(0.07	)(d)	(0.09)	(0.18)	(0.22)	(0.35)
Net realized and unrealized gain/(loss) on investments	(1.27)		2.70	0.93	(0.29)	0.82

Total from Investment Operations	(1.34)		2.61	0.75	(0.51)	0.47

Less Distributions:
From capital gains	(0.57)		(1.80)	(0.07)	(0.13)	(1.13)

Total Distributions	(0.57)		(1.80)	(0.07)	(0.13)	(1.13)

Net Increase/(Decrease) in Net Asset Value	(1.91)		0.81	0.68	(0.64)	(0.66)

Net Asset Value, End of Period	$24.24		$26.15	$25.34	$24.66	$25.30

Total Return(e)	(5.13)%		10.39%	3.04%	(2.02)%	1.84%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,718		$38,753	$37,332	$38,989	$59,769
Ratios to Average Net Assets (excluding short sales expense):
Net investment loss	(0.28)%		(0.34)%	(0.72)%	(0.89)%	(1.38)%
Operating expenses	1.92%		2.01%	1.98%	1.91%	1.88%
Ratios to Average Net Assets (including interest expense):
Net investment loss	n/a		n/a	(0.72)%	n/a	n/a
Operating expenses	n/a		n/a	1.99%	n/a	n/a
Portfolio Turnover Rate	531%		138%	837%	349%	607%

(a) Prior to May 1, 2016, Salient Tactical Growth Fund was known as Forward Tactical Growth Fund.

(b) The information for the fiscal year ended December 31, 2015 through December 31, 2018 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e) Total return does not reflect the effect of sales charges.

See accompanying Notes to Financial Statements.	52

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Growth Fund(a)(b)

	Class C
	Year Ended December 31, 2018		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$25.04		$24.45	$23.90	$24.63	$25.42
Income/(Loss) from Operations:
Net investment loss(c)	(0.16	)(d)	(0.21)	(0.29)	(0.33)	(0.44)
Net realized and unrealized gain/(loss) on investments	(1.30)		2.60	0.91	(0.27)	0.78

Total from Investment Operations	(1.46)		2.39	0.62	(0.60)	0.34

Less Distributions:
From capital gains	(0.57)		(1.80)	(0.07)	(0.13)	(1.13)

Total Distributions	(0.57)		(1.80)	(0.07)	(0.13)	(1.13)

Net Increase/(Decrease) in Net Asset Value	(2.03)		0.59	0.55	(0.73)	(0.79)

Net Asset Value, End of Period	$23.01		$25.04	$24.45	$23.90	$24.63

Total Return(e)	(5.84)%		9.92%	2.55%	(2.44)%	1.36%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$27,915		$36,679	$41,943	$56,018	$85,792
Ratios to Average Net Assets (excluding short sales expense):
Net investment loss	(0.64)%		(0.82)%	(1.21)%	(1.34)%	(1.76)%
Operating expenses	2.45%		2.46%	2.43%	2.36%	2.34%
Ratios to Average Net Assets (including interest expense):
Net investment loss	n/a		n/a	(1.22)%	n/a	n/a
Operating expenses	n/a		n/a	2.44%	n/a	n/a
Portfolio Turnover Rate	531%		138%	837%	349%	607%

(a) Prior to May 1, 2016, Salient Tactical Growth Fund was known as Forward Tactical Growth Fund.

(b) The information for the fiscal year ended December 31, 2015 through December 31, 2018 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c) Per share amounts are based upon average shares outstanding.

(d) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e) Total return does not reflect the effect of sales charges.

See accompanying Notes to Financial Statements.	53

Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2018, the Trust has 4 registered funds under the brand name Salient (each a “Fund” and collectively the “Funds”). The accompanying financial statements and financial highlights relate to Salient Global Real Estate Fund (“Global Real Estate Fund”) (Prior to August 21, 2018, known as Salient International Real Estate Fund), Salient International Small Cap Fund (“International Small Cap Fund”), Salient Select Income Fund (“Select Income Fund”), and Salient Tactical Growth Fund (“Tactical Growth Fund”).

The Funds are distributed by Forward Securities, LLC. The Investment Advisor of the Funds is Forward Management, LLC d/b/a Salient, (the “Advisor” or “Salient Management”).

Global Real Estate Fund seeks total return from both capital appreciation and current income through investing primarily in U.S. and non-U.S. securities of real estate and real estate-related companies, including real estate investment trusts (“REITs”). International Small Cap Fund seeks to achieve long-term growth of capital and invests primarily in equity securities of companies with small market capitalizations located outside the United States. Select Income Fund seeks high current income and potential for modest long-term growth of capital through investing primarily in income-producing securities of companies in the real estate industry, such as REITs, master limited partnerships and other real estate firms. Tactical Growth Fund seeks to produce above-average, risk adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index and invests primarily in a portfolio of exchange-traded funds and futures on securities indices providing exposure to securities market indices, industries or sectors within U.S. and overseas equity markets.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, and Class C shares offered by the Funds.

At a meeting held on January 17, 2017, the Board of Trustees of the Trust (the “Board of Trustees”) approved, on behalf of Global Real Estate Fund and Select Income Fund the termination of Advisor Class shares as share classes of the Funds. On March 29, 2017, outstanding Advisor Class shares of each Fund were exchanged at relative net asset value for Institutional Class shares of the same Fund having the same value.

At a meeting held on January 17, 2017, the Board of Trustees approved, on behalf of Select Income Fund the termination of Class B shares as share classes of the Funds. On April 28, 2017, outstanding Class B shares of the Fund were exchanged at relative net asset value for Class A shares of the Fund having the same value.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Global Real Estate Fund and Select Income Fund may invest a substantial portion of assets in the securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic and regulatory developments in this industry than would a fund not concentrating its investments in a particular sector or industry. Global Real Estate Fund, International Small Cap Fund, Select Income Fund and Tactical Growth Fund are each classified as a diversified fund under the 1940 Act.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

2. SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) PORTFOLIO VALUATION

Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and

54

Notes to Financial Statements

December 31, 2018

that are freely transferable are valued at the last sale price or market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask prices. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask prices; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly and lower-rated bonds tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Salient Management, based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument on the day on which the instrument is being valued. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures, options on futures and swap contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the mean of the closing bid and ask prices of the securities or commodities exchange on which they are traded. If a mean price is not available, value shall be determined based on fair valuation methodologies. Certain investments including options may trade in the over-the-counter market and generally are valued based on the mean of the closing bid and ask prices obtained from an approved pricing service or Salient Management may determine value based on quotes from dealers that make markets in such securities.

Bank loans are primarily valued by using a composite loan price from an independent pricing vendor (approved by the Board of Trustees). The methodology used by the Funds’ independent pricing vendor for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and

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Notes to Financial Statements

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the close of the normal trading day of the NYSE, normally 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s net asset value, with the exception of exchange-traded products which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME

For financial statement purposes, securities transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholder transactions may arise. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

(d) FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

(e) MASTER LIMITED PARTNERSHIPS (“MLPs”)

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. Certain Funds may invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal

56

Notes to Financial Statements

December 31, 2018

income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) SHORT SALES

Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchases and sales of investments in Note 9 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. No Funds held securities sold short as of December 31, 2018.

(g) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward currency contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

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Notes to Financial Statements

December 31, 2018

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2018, Tactical Growth Fund had outstanding unrealized gain(loss) on futures contracts of $2,911,370. No other Funds held futures contracts as of December 31, 2018.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust the risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. Select Income Fund held purchased options during the year ended December 31, 2018.

The values in the following tables exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not necessarily representative of the Funds’ net exposure. Cash held as collateral is in a segregated account with the Funds’ custodian and is reflected in the Statement of Assets and Liabilities, if applicable.

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Notes to Financial Statements

December 31, 2018

Balance Sheet – Fair Value of Derivative Instruments as of December 31, 2018:

Derivatives not Accounted for as Hedging Instruments	Asset Derivates Balance Sheet Location	Fair Value
Tactical Growth Fund
Equity Contracts (Sold)	Variation Margin receivable for Futures Contract	$2,911,370	(a)

Total		$2,911,370

(a) Includes the cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only the current day’s net variation margin is reported within the Statements of Assets and Liabilities.

The gains/(losses) in the following table are included in “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statement of Operations.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018:

Derivatives not Accounted for as Hedging Instruments	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
Select Income Fund
Equity Contracts (Options Purchased)	Net realized gain/(loss) on investments and foreign currency translations/Net change in unrealized appreciation on investments	$(226,716)	$178,936
Tactical Growth Fund
Equity Contracts (Futures Sold)	Net realized loss on futures contracts/Net change in unrealized appreciation/depreciation on futures contracts	$(4,345,211)	$2,911,370

Total		$(4,571,927)	$3,090,306

The following is a summary of the average month-end notional value of futures contracts held by the Funds for the year ended December 31, 2018, as well as the notional amount of purchased option contracts held as of December 31, 2018:

Fund	Average Month-end Notional Value	Notional Value Outstanding at December 31, 2018
Tactical Growth Fund	$12,144,138	$102,838,460

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange that contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. There were no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2018.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security

59

Notes to Financial Statements

December 31, 2018

and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of December 31, 2018, the Funds held no warrants.

(h) CASH MANAGEMENT TRANSACTIONS

The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

(i) LEVERAGE

Select Income Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

Select Income Fund maintains a line of credit up to one-third of the value of its assets with BNP Paribas (acting through its New York Branch). The Fund is charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) for borrowing under this agreement. Select Income Fund also maintains a separate line of credit up to a limit of $50,000,000 with Société Générale. For borrowings under this agreement, the Fund is charged interest of 1.05% above the one-month LIBOR. Additionally, if the borrowed amount by the Fund is below 80% of the Fund’s facility limit, the Fund is charged a commitment fee of 0.35% per annum on the amount between the facility limit and borrowed amount.

Select Income Fund pledged a portion of its investment securities as the collateral for possible future use for the lines of credit. As of December 31, 2018, the value of the investment securities pledged as collateral and the borrowed amounts on the lines of credit were as follows:

Fund	Collateral Pledged	Borrowed Amounts
Select Income Fund	$55,322,100	$—

The average interest rate charged and the average outstanding loan payable for the year ended December 31, 2018 were as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable
Select Income Fund	3.2%	$29,602,569

(j) DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly for Select Income Fund and Global Real Estate Fund and annually for the International Small Cap Fund and Tactical Growth Fund. For all Funds, net realized capital gains, if any, are normally distributed annually in December, and a spillover capital gain distribution, if any, is distributed in the year after which a Fund elects to treat the distribution as paid for Federal income tax purposes. There is no guarantee that the Funds will continue paying dividends. The amount of distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

Based on information provided by the REITs, the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information

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Notes to Financial Statements

December 31, 2018

becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITs held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Schedule of Investments. These recharacterizations are reflected in the accompanying financial statements.

Distributions received from a Funds’ investments in MLPs generally are comprised of income, capital gains and return of capital. A Fund records investment income, capital gains, and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

(k) FEDERAL INCOME TAXES

The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non- U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

As of and during the year ended December 31, 2018, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Salient Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(l) ALLOCATIONS

Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1 of the 1940 Act) and/or shareholder services plans for a particular class of a Fund are charged to the operations of such class.

(m) REFLOW TRANSACTIONS

Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio

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Notes to Financial Statements

December 31, 2018

securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2018 are recorded in the Statement of Operations, if applicable.

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2018:

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Real Estate Fund
Common Stocks(a)	$37,529,361	$—	$—	$37,529,361
Limited Partnerships(a)	939,667	—	—	939,667
Convertible Preferred Stocks(a)	430,591	—	—	430,591

Total	$38,899,619	$—	$—	$38,899,619

International Small Cap Fund
Common Stocks(a)	$49,956,948	$—	$—	$49,956,948

Total	$49,956,948	$—	$—	$49,956,948

Select Income Fund
Common Stocks(a)	$79,993,426	$—	$—	$79,993,426
Limited Partnerships(a)	10,336,273	—	—	10,336,273
Preferred Stocks(a)	215,290,541	3,083,200	—	218,373,741
Convertible Corporate Bonds(a)	—	17,534,271	—	17,534,271
Convertible Preferred Stocks(a)	84,970,070	—	—	84,970,070
Corporate Bond(a)	—	7,326,562	—	7,326,562

Total	$390,590,310	$27,944,033	$—	$418,534,343

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Notes to Financial Statements

December 31, 2018

Investments in Securities	Level 1	Level 2	Level 3	Total
Tactical Growth Fund
Exchange-Traded Funds	$102,083,823	$—	$—	$102,083,823

Total	$102,083,823	$—	$—	$102,083,823

(a) For detailed descriptions of industry or country, see the accompanying Schedule of Investments.

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Tactical Growth Fund
Assets
Future Contracts	$2,911,370	$—	$—	$2,911,370

Total	$2,911,370	$—	$—	$2,911,370

(a) Other financial instruments are derivative instruments reflected in the schedules to the Schedule of Investments, such as future contracts.

For the year ended December 31, 2018, no Funds had transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

4. INVESTMENT MANAGEMENT SERVICES

The Trust has entered into an investment management agreement with Salient Management, pursuant to which Salient Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2018, based on each Fund’s average daily net assets:

Fund	Advisory Fee
Global Real Estate Fund	1.00%(a)

International Small Cap Fund	1.00% up to and including $500 million
0.975% over $500 million up to and including $1 billion
0.95% over $1 billion

Select Income Fund	1.00%(b)

Tactical Growth Fund	1.15% up to and including $1 billion
1.05% over $1 billion

(a) Salient Management is contractually obligated to waive 0.25% of the Fund’s management fee so that until April 30, 2020 the Fund’s management fee will be 0.75%. The waivers for the investment management fees totaled $40,520 and are reflected in the Statement of Operations.

(b) Salient Management is contractually obligated to waive 0.25% of the Fund’s management fee so that until April 30, 2019 the Fund’s management fee will be 0.75%. The waivers for the investment management fees totaled $692,207 and are reflected in the Statement of Operations.

The Trust and Salient Management have entered into investment sub-advisory agreements with Henry James International Management, Inc. (“HJIM”) for the International Small Cap Fund and Broadmark Asset Management LLC for the Tactical Growth Fund (each a “Sub-Advisor” and collectively, the “Sub- Advisors”). Prior to August 31, 2018 Pictet Asset Management Limited acted as the sub-advisor of the International Small Cap

63

Notes to Financial Statements

December 31, 2018

Fund. Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Salient Management calculated daily and payable monthly at the following annual rates, as of December 31, 2018, based on each Fund’s average daily net assets:

Fund	Sub-Advisory Fee
International Small Cap Fund	0.60% up to and including $250 million
0.575% over $250 million up to and including $500 million
0.55% over $500 million up to and including $1 billion
0.525% over $1 billion

Tactical Growth Fund	0.60% up to and including $1 billion
0.55% over $1 billion

Expense Limitations: Salient Management has entered into an Expense Limitation Agreement with Global Real Estate Fund, International Small Cap Fund, and Select Income Fund which limits the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) of certain classes of the Fund, through a specified date. In addition, Salient Management may voluntarily reimburse additional expenses of certain classes of the Fund. Following are the annual expense limitation rates and expiration dates for the Fund:

Fund	Investor Class	Institutional Class	Class A	Class C	End Date
Global Real Estate Fund(a)	1.50%	1.15%	1.55%	2.10%	April 30, 2020
International Small Cap Fund	1.55%	1.20%	N/A	N/A	April 30, 2019
Select Income Fund(b)	1.50%	1.15%	1.55%	2.10%	April 30, 2019

(a) Prior to August 21, 2018, Global Real Estate did not have an Expense Limitation Agreement with Salient Management.

(b) Prior to July 1, 2018, Select Income Fund did not have an Expense Limitation Agreement with Salient Management.

Pursuant to the Expense Limitation Agreement, the Fund will reimburse Salient Management for any fee waivers and expense reimbursements made by Salient Management, provided that any such reimbursements made by the Fund to Salient Management will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the year ended December 31, 2018, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed by Advisor	Recoupment of Past Waived Fees by Advisor	Total
Global Real Estate Fund
Investor Class	$9,731	$—	$9,731
Institutional Class	70,473	—	70,473
Class A	147,155	—	147,155
Class C	93,084	—	93,084
International Small Cap Fund
Investor Class	109,812	—	109,812
Institutional Class	242,477	—	242,477
Select Income Fund
Investor Class	23,077	—	23,077
Institutional Class	325,138	—	325,138
Class A	191,954	—	191,954
Class C	152,038	—	152,038

64

Notes to Financial Statements

December 31, 2018

As of December 31, 2018, the balances of recoupable expenses for each Fund were waived in the following years:

Fund	2016	2017	2018	Total
Global Real Estate Fund
Investor Class	$—	$—	$8,482	$8,482
Institutional Class	—	—	61,737	61,737
Class A	—	—	128,050	128,050
Class C	—	—	81,653	81,653
International Small Cap Fund
Investor Class	39,195	79,142	109,812	228,149
Institutional Class	147,123	174,461	242,477	564,061

5. DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act that allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A		Class C
Global Real Estate Fund	0.25%	0.35	%(a)	0.75%
International Small Cap Fund	0.25%	N/A		N/A
Select Income Fund	0.25%	0.35	%(a)	0.75%
Tactical Growth Fund	0.25%	0.35%		0.75%

(a) The Fund is currently authorized to pay 0.25% with respect to Class A shares.

The Funds have adopted a Shareholder Services Plan (the “Shareholder Services Plan”) with respect to certain Funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly and are not to exceed the following annual rates (Shareholder services fees may be temporarily suspended by the Fund, in which case, the fees may not accrue to the full amounts payable.):

Fund	Investor Class	Institutional Class	Class A	Class C
Global Real Estate Fund	0.15%	0.05%	0.20%	0.25%
International Small Cap Fund	0.15%	0.05%	N/A	N/A
Select Income Fund	0.15%	0.05%	0.20%	0.25%
Tactical Growth Fund	0.15%	0.05%	0.20%	0.25%

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

6. SERVICE PROVIDERS

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent.

Citibank, N.A. serves as the Funds’ custodian.

Forward Securities, LLC, a wholly owned subsidiary of Salient Management, (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

65

Notes to Financial Statements

December 31, 2018

7. TRUSTEE AND OFFICER FEES

Each Fund’s operations are managed under the direction and oversight of the Board of Trustees. The Board of Trustees appoints officers of the Trust who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board of Trustees. The officers serve at the pleasure of the Board of Trustees.

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Salient Management or its affiliates, except as noted below. As of December 31, 2018, there were six Trustees, five of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees of the Trust may also serve as trustees of other registered investment companies managed by the Advisor and its affiliates, including Salient MF Trust and Salient Midstream & MLP Fund (together with the Trust, the “Trusts”). Each Fund within the Trusts pays Independent Trustees an allocated portion of the retainer of $50,000 per year (prior to August 1, 2018, the fee was $60,000). Each Fund within the Trusts pays Independent Trustees an allocated portion of the amounts of: $6,250 for attendance in person at a regular meeting and $1,500 for attendance by telephone at a regular meeting (prior to August 1, 2018, the fee was $2,500); $1,500 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting (prior to August 1, 2018, the fee was $3,750) and $1,500 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee, the Chairman of the Nominating Committee, and the Chairman of the Compliance Committee receive a special retainer fee in the amount of $16,000, $6,000, $5,000, and $5,000 respectively per year (prior to August 1, 2018, the fees were $25,000, $12,500, $7,500, $7,500 and $2,400, respectively, with the full board addressing valuation issues without a separate committee or chair). In addition, each member of the Audit Committee, Nominating Committee and Compliance Committee receives $1,000, respectively per year, and each member of the Valuation Committee receives $500 per year. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. The interested Trustees receive no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee, including for the transportation and other expenses that they incur in attending meetings.

The Chief Compliance Officer of the Funds (“CCO”) is an employee of, and is compensated by, Salient Management. As of December 31, 2018, the Funds have agreed to pay the Advisor approximately $266,000 per year as (i) an allocated portion of the compensation of an officer or employee of the Advisor to serve as CCO for the Funds (plus the cost of reasonable expenses related to the performance of the CCO’s duties, including travel expenses), and (ii) an allocation of the expenses of other officers or employees of the Advisor who serve in other compliance capacities for the Funds. The Board approves annually an allocation of such costs among such personnel, and each Fund bears its pro rata share of such expense. Other affiliated funds and registered investment companies managed by the Advisor pay additional compensation for the same purposes.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

66

Notes to Financial Statements

December 31, 2018

9. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2018, excluding U.S. Government Obligations, short-term investments and short sales, if any, were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Global Real Estate Fund	$50,135,977	$29,206,892
International Small Cap Fund	44,894,843	96,806,907
Select Income Fund	144,110,210	432,919,717
Tactical Growth Fund	1,058,949,219	1,247,832,685

10. TAX BASIS INFORMATION

Reclassifications: At December 31, 2018, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of expiration of capital loss carryovers, distributions in connection with Fund Share redemptions, and merger tax adjustments. These reclassifications were as follows:

Fund	Increase/ (Decrease) Paid-in-Capital	Increase/(Decrease) Total Distributable Earnings
Global Real Estate Fund	$(3,001,294)	$3,001,294
International Small Cap Fund	2,489,877	(2,489,877)
Select Income Fund	—	—
Tactical Growth Fund	2,038,615	(2,038,615)

Tax Basis of Investments: Differences in book and tax accounting for cost basis of investments are primarily attributable to the deferral of losses on wash sales and mark-to-market adjustments for certain investments. The following information is provided on a tax basis as of December 31, 2018 and includes investments and securities sold short, and excludes foreign currency:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Real Estate Fund	$41,434,201	$2,041,677	$(4,576,259)	$(2,534,582)
International Small Cap Fund	47,727,016	7,340,123	(5,110,191)	2,229,932
Select Income Fund	418,778,801	61,430,533	(61,674,991)	(244,458)
Tactical Growth Fund	92,660,823	9,423,000	—	9,423,000

Capital Losses: Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. As of December 31, 2018, the following Funds had available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains as follows:

Fund	Short-Term(a)(b)	Long-Term(a)	Total
Global Real Estate Fund	$14,312,370	$8,473,740	$22,786,110

(a) Capital losses incurred after December 31, 2010 under the Act and not subject to expiration.

(b) Subject to limitations under §382 of the Code.

Capital loss carryovers used during the year ended December 31, 2018 were:

Fund	Amount
Global Real Estate Fund	$(596,149)

67

Notes to Financial Statements

December 31, 2018

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above. The Funds elect to defer to the period ending December 31, 2019 capital losses and late year ordinary losses recognized during the period November 1, 2018 to December 31, 2018 in the amount of:

Fund	Capital Losses Total	Ordinary Losses Total
Global Real Estate Fund	$31,692	$–
International Small Cap Fund	965,689	–
Select Income Fund	17,461,514	–
Tactical Growth Fund	6,339,366	–

Tax Basis of Distributable Earning: At December 31, 2018 the following components of accumulated earnings on a tax basis were as follows:

	Accumulated Capital Gains/(Losses)	Undistributed Ordinary Income	Net Unrealized Appreciation/ Depreciation	Other Cumulative Effect of Timing Differences
Global Real Estate Fund	$(22,817,802)	$–	$(2,534,678)	$–
International Small Cap Fund	(965,689)	–	2,231,883	–
Select Income Fund	(17,461,514)	–	(244,458)	–
Tactical Growth Fund	(6,339,366)	167,251	9,423,000	–

Tax Character of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. The Funds may also designate a portion of the amounts paid to redeeming shareholders as a distribution for tax purposes.

The tax character of distributions paid for the year ended December 31, 2018 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total	Return of Capital
Global Real Estate Fund	$1,102,280	$—	$167,643
International Small Cap Fund	907,697	14,691,706	—
Select Income Fund	16,388,684	14,606,741	342,312
Tactical Growth Fund	9,657,385	1,184,280	—

The tax character of distributions paid for the year ended December 31, 2017 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Global Real Estate Fund	$1,413,732	$—	$—
International Small Cap Fund	2,797,642	—	—
Select Income Fund	29,533,893	50,443,795	—
Tactical Growth Fund	22,999,969	2,021,128	—

The Funds may own shares in certain foreign investment entities referred to under U.S. tax law, as “passive foreign investment companies” (PFICs). The Funds may elect to mark-to-market annually the shares of each PFIC and may be required to include in distributable income to shareholders any such mark-to market gains.

11. SCHEDULE OF INVESTMENTS

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

68

Notes to Financial Statements

December 31, 2018

12. AFFILIATED COMPANIES

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control. During the year ended December 31, 2018, Select Income Fund owned 5% or more of the outstanding voting securities of the securities identified in the table below. The purchases, sales, dividend income, realized capital gains, change in unrealized appreciation/depreciation, shares and value of investment by each fund in affiliated companies for the year ended December 31, 2018 were as follows:

Security Name	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/18	Dividend Income	Change in Unrealized Appreciation/ Depreciation	Realized Gain/ (Loss)
Investments in affiliates held as of 12/31/18
Common Stocks
Clipper Realty, Inc.	940,796	9,204	—	950,000	$12,416,500	$18,171	$3,279,641	$—
Investments in affiliates no longer affiliated as of 12/31/18
Common Stocks
Jernigan Capital, Inc.	1,296,700	—	(571,700)	725,000	$14,369,500	$495,678	$3,882,583	$(888,446)

				Total	$26,786,000	$513,849	$7,162,224	$(888,446)

13. FUND REORGANIZATION

Global Real Estate Fund Acquisition of Salient Tactical Real Estate Fund: On June 8, 2018, the Board of Trustees of the Trust, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act), approved an Agreement and Plan of Reorganization (“the Reorganization”) for the Salient Tactical Real Estate Fund (the “Acquired Fund”) and the Global Real Estate Fund (the “Acquiring Fund”). For accounting and financial reporting purposes, the Acquiring Fund is the accounting survivor. Under the Plan, the Acquired Fund was reorganized into the Acquiring Fund. The Reorganization did not require shareholder approval and occurred as of the close of business on August 22, 2018 (the “Reorganization Date”). The purpose of the Reorganization was to combine two funds with substantially identical investment objectives and similar principal investment strategies and policies. On the Reorganization Date, the assets and liabilities of the Acquired Fund were transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund. Pursuant to the Reorganization, each shareholder of Investor Class, Institutional Class, Class A and Class C shares of the Acquired Fund became the owner of the number of corresponding full and fractional shares of the Acquiring Fund, having an equal aggregate net asset value. On the Reorganization date, the Acquiring Fund and the Acquired Fund reported the following financial information:

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Global Real Estate Fund	1,254,648	$17,288,496	Salient Tactical Real Estate Fund	908,633	$31,164,439

The investment portfolio value and unrealized appreciation/(depreciation) as of the Reorganization Date of the Acquired Fund was as follows:

Acquired Fund	Portfolio Value	Unrealized Appreciation/ (Depreciation) of Acquired Fund
Salient Tactical Real Estate Fund	$28,790,637	$1,939,157

Immediately following the Reorganization the net assets of the combined Acquiring Fund were $48,452,935.

As a result of the Reorganization, 2,259,803 Shares were issued in the Acquiring Fund.

The Reorganization qualified as a tax-free reorganization for federal income tax purposes. The Acquiring Fund acquired the following unused capital loss carryovers for potential utilization, subject to certain tax limitations:

Fund	Short-Term	Long-Term	Total
Salient Tactical Real Estate Fund	$436,129	$618,733	$1,054,862

69

Notes to Financial Statements

December 31, 2018

Assuming the Reorganization had been completed on January 1, 2018, the beginning of the annual reporting period for the Global Real Estate Fund, Global Real Estate Fund’s pro forma results of operations for the year ended December 31, 2018 are as follows:

Pro Forma (Unaudited)

Net Investment Income	$1,192,341
Net Realized and Unrealized Loss on Investments	(5,396,024)

Net Decrease in Net Assets Resulting from Operations	$(4,203,683)

Because the combined investment portfolios have been managed as a single integrated portfolio since the closing of the Reorganization, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in Acquiring Fund’s Statement of Operations since August 22, 2018.

14. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption of the full standard is permitted. Management has decided to early adopt the elimination and modification requirements, which have been included in the preceding Notes to the Financial Statements.

15. SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Funds’ net assets or results of operations.

16. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2018. However, the following are details relating to the subsequent events through the date the financial statements were issued.

The following information applies to Select Income Fund only:

Effective March 1, 2019, Salient Management agreed to limit Select Income Fund’s net annual operating expenses (inclusive of interest and dividend expenses, and exclusive of brokerage costs, taxes, acquired fund fees and expenses, and extraordinary expenses) for Investor Class, Institutional Class, Class A, and Class C shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.50%, 1.15%, 1.55%, and 2.10%, respectively.

The following information applies to Tactical Growth Fund only:

Effective January 1, 2019, the HFRX Equity Hedge Index replaced the S&P 500 Index as the Fund’s primary benchmark index.

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2018. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2018 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the SEC’s website at www.sec.gov.

70

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Forward Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Salient Global Real Estate Fund (formerly Salient International Real Estate Fund), Salient International Small Cap Fund, Salient Select Income Fund, and Salient Tactical Growth Fund (collectively, the “Funds”), including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The accompanying financial highlights for the year ended December 31, 2014 were audited by other independent registered public accountants, whose report thereon dated February 24, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Salient investment companies since 2003.

Columbus, Ohio

February 27, 2019

Tax Information (Unaudited)

December 31, 2018

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Global Real Estate Fund	$0
International Small Cap Fund	14,691,706
Select Income Fund	14,606,741
Tactical Growth Fund	1,184,280

The amounts above include $2,489,877 and $1,184,280 of earnings and profits distributed to shareholders on redemptions for the International Small Cap Fund and Tactical Growth Fund respectively.

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2018, and December 31, 2018, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

Global Real Estate Fund	14.78%
International Small Cap Fund	47.14%
Select Income Fund	1.53%
Tactical Growth Fund	34.66%

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2018, and December 31, 2018, as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

Global Real Estate Fund	0.00%
International Small Cap Fund	0.00%
Select Income Fund	0.00%
Tactical Growth Fund	33.04%

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designate the amounts listed below as foreign taxes paid and foreign source income earned between January 1, 2018, and December 31, 2018, respectively.

	Foreign Taxes Paid	Foreign Source Income
International Small Cap Fund	$192,417	$2,312,370

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for Federal income tax purposes.

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Global Real Estate Fund
Investor Class	$0.763712	—	$0.116198	$0.879910	86.79%	—	13.21%	100.00%
Institutional Class	$0.785776	—	$0.119554	$0.905330	86.79%	—	13.21%	100.00%
Class A	$0.756691	—	$0.115129	$0.871820	86.79%	—	13.21%	100.00%
Class C	$0.711853	—	$0.108307	$0.820160	86.79%	—	13.21%	100.00%

Tax Information (Unaudited)

December 31, 2018

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Select Income Fund
Investor Class	$0.654871	$0.485031	$0.013678	$1.153580	56.77%	42.05%	1.19%	100.00%
Institutional Class	$0.699998	$0.505611	$0.014621	$1.220230	57.37%	41.44%	1.20%	100.00%
Class A	$0.651971	$0.482421	$0.013618	$1.148010	56.79%	42.02%	1.19%	100.00%
Class C	$0.515247	$0.454571	$0.010762	$0.980580	52.55%	46.36%	1.10%	100.00%

Additional Company Information (Unaudited)

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

Each Fund’s operations are managed under the direction and oversight of the Board of Trustees (the “Board”). The Board appoints officers of the Trust (“Salient FF Trust”) who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

As of December 31, 2018, there were six Trustees, five of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees and officers of the Trust also may be directors or officers of some or all of the other registered investment companies, including the Salient MF Trust (together, with the Salient FF Trust, the “Trusts”), managed by Salient and its affiliates (hereafter, Salient and Forward Management, both jointly and individually, are referred to as the “Advisor”). Each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. The table below shows, for each Trustee and executive officer, his/her full name, and year of birth, the position held with the Trusts, the length of time served in that position, his/her principal occupation during the last five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient MF Trust, 4265 San Felipe, Suite 800, Houston, Texas 77027 or c/o Forward Funds, 345 California Street, Suite 1600, San Francisco, California 94104. The Trusts’ Statement of Additional Information includes additional information about the Trustees and is available at www.salientpartners.com or upon request, without charge, by calling 800-999-6809.

Interested Trustees*

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
John A. Blaisdell* Year of Birth: 1960	Salient MF Trust Trustee, President and Principal Executive Officer (since 2012) Salient FF Trust Trustee, President and Principal Executive Officer (since 2015)	Managing Director of Salient (since 2002).	7	Salient Private Access Funds (investment companies) (four funds) (since 2004); Endowment PMF Funds (investment companies) (three funds) (since 2014); Salient Midstream & MLP Fund (investment company) (since 2012).

Additional Company Information (Unaudited)

Independent Trustees

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Julie Allecta Year of Birth: 1946	Salient MF Trust Trustee (since 2015); Audit Committee Chairperson (2016-2018) Salient FF Trust Trustee (since 2012); Audit Committee Chairperson (2012-2018)	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999-2009); Trustee, Litman Gregory Masters Funds Trust (since 2013); Member of Executive Committee and Governing Council, Independent Directors Council (since 2014); Director, WildCare Bay Area (2007-2017); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014-2015).	7	Litman Gregory Funds Trust (since 2013); Salient Midstream & MLP Fund (investment company) (since 2018).

Jonathan P. Carroll Year of Birth: 1961	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	President, Lazarus Capital LLC (Investment company) (since 2006); President, Lazarus Energy Holdings, LLC (Investment holding company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988).	7	Salient Private Access Funds (investment companies) (four funds) (since 2004); Endowment PMF Funds (investment companies) (three funds) (since 2014); LRR Energy, L.P. (LRE) (energy company) (2014-2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); Salient Midstream & MLP Fund (investment company) (since 2012).

A. John Gambs Year of Birth: 1945	Salient MF Trust Trustee (since 2015); Audit Committee Chairperson (since 2018) Salient FF Trust Trustee (since 2012); Audit Committee Chairperson (since 2018)	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011-2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006-2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006-2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (2011-2016); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988-1996); President and Director, Gambs Family Foundation (1997-2010).	7	Salient Midstream & MLP Fund (investment company) (since 2018).

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); CEO, National Math and Science Initiative (non-profit) (since 2018); President and Founder, The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986-1996).	7	Salient Private Access Funds (investment companies) (four funds) (since 2009); Babson Funds (eleven funds) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative (since 2008); Communities in Schools (since 2007); American Telemedicine Association (2007-2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (2004-2016); The Harris Foundation, Inc. (since 1998); Salient Midstream & MLP Fund (investment company) (since 2012).

Haig G. Mardikian Year of Birth: 1947	Salient MF Trust Trustee and Chairman of the Board (since 2015) Salient FF Trust Trustee (since 1998), Chairman of the Board (since 2005)	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983-2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983-2001); Trustee of the International House of UC Berkeley (2001-2007); Director of the Downtown Association of San Francisco (1982-2006); Director of the Market Street Association (1982-2006); Trustee of Trinity College (1998-2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997-2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006-2010); Director of Near East Foundation (since 2007).	7	Chairman and Director of SIFE Trust Fund (1978-2001); Salient Midstream & MLP Fund (investment company) (since 2018).

*	This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.

**

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

(1)

The Fund Complex for the purposes of this table consists of six (6) open-end funds in the Salient MF Trust and the Forward Funds (each, a “Trust”), with the series of each Trust being advised by either the Advisor or an affiliate of the Advisor; and one (1) public closed-end fund advised by either the Advisor or an affiliate of the Advisor.

Additional Company Information (Unaudited)

Officers of the Funds Who Are Not Trustees

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) During Past 5 Years
Matthew Hibbetts Year of Birth: 1982	Salient MF Trust Vice President (since 2018) Salient FF Trust Vice President (since 2018)	Chief Financial Officer, Salient (since 2018); Vice President, Salient MF Trust (since 2018); Vice President, Forward Funds (since 2018); Vice President, Salient Midstream & MLP Fund (since 2018); Chief Operating Officer—MLP Investments, Salient (2013-2018).

Barbara H. Tolle Year of Birth: 1949	Salient MF Trust Treasurer and Principal Financial Officer (since 2017) Salient FF Trust Treasurer and Principal Financial Officer (since 2006)	Treasurer and Principal Financial Officer, Salient MF Trust (since 2017); Treasurer and Principal Financial Officer, Salient Midstream and MLP Fund (since 2017); Treasurer and Principal Financial Officer, Forward Funds (since 2006); Treasurer, Salient Private Access Funds (four funds) (since 2017); Treasurer, Endowment PMF Funds (three funds) (since 2017); Vice President, Director of Fund Accounting and Operations, Forward Management, LLC (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998-2006).

Paul A. Bachtold Year of Birth: 1973	Salient MF Trust Chief Compliance Officer (since 2012) Salient FF Trust Chief Compliance Officer (since 2016)	Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Funds (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient Private Access Funds (since 2010); Chief Compliance Officer, Endowment PMF Funds (since 2014); Chief Compliance Officer, Salient (since 2010); Chief Compliance Officer, Salient Midstream & MLP Fund (since 2012); Chief Compliance Officer, Salient MF Trust (since 2012).

Kristen Bayazitoglu Year of Birth: 1981	Salient MF Trust Secretary (Since 2018); Vice President (2017-2018) Salient FF Trust Secretary (Since 2018); Vice President (2017-2018)	Secretary, Forward Funds (since 2018); Secretary, Salient MF Trust (since 2018); Secretary, Salient Midstream & MLP Fund (since 2018); Vice President, Forward Funds (2017-2018); Vice President, Salient MF Trust (2017-2018); Vice President, Salient Midstream & MLP Fund (2017-2018); Chief Operating Officer, Salient Partners, L.P. (since 2017); Vice President, Salient Private Access Funds (since 2017); Vice President, Endowment PMF Funds (since 2017); Vice President of Operations, Salient Partners, L.P. (March 2012-June 2017).

Board Consideration of the Investment Management Agreement

(Unaudited)

At an in-person meeting of the Board held on October 23, 2018, the Board, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of the Investment Management Agreement between Forward Funds (the “Trust”), on behalf of its series Salient Global Real Estate Fund, Salient International Small Cap Fund, Salient Select Income Fund, and Salient Tactical Growth Fund (each a “Fund,” and together, the “Funds”), and Forward Management, LLC d/b/a Salient (“Forward Management,” “Salient Management” or the “Advisor”) (the “Advisory Agreement”); the investment sub-advisory agreement among the Trust, Forward Management and Broadmark Asset Management LLC (“Broadmark” or the “Sub-Advisor”) (the “Sub-Advisory Agreement”).

In preparation for review of the Advisory Agreement and Sub-Advisory Agreement, the Board requested that the Advisor and the Sub-Advisor provide detailed information that the Board determined to be reasonably necessary to evaluate the Advisory Agreement and Sub-Advisory Agreement. The Independent Trustees held a telephonic meeting of the Board on October 5, 2018 (the “Pre-15(c) Meeting”) to review and discuss the response materials of the Advisor and Sub-Advisor in support of the consideration of the Advisory Agreement and Sub-Advisory Agreement. The Independent Trustees also met in-person in executive session, without the presence of Advisor or Sub-Advisor personnel, prior to the October 23, 2018 meeting to review and discuss aspects of the response materials. At the request of the Independent Trustees, the Advisor made a presentation and responded to questions from the Independent Trustees at both the Pre-15(c) Meeting and the October 23, 2018 meeting. The Board, including the Independent Trustees, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Trustees were assisted at all times by independent counsel.

The Independent Trustees reported that they had previously met with counsel in executive session without the presence of Advisor personnel. The Independent Trustees reported that the Advisor’s presentations at the Pre-15(c) Meeting and the October 23, 2018 meeting, as well as the extensive discussions among themselves and with counsel including during the Pre-15(c) Meeting and executive session, regarding their review of the response materials, left them satisfied that the Advisor and Sub-Advisor had provided responses to the requests for information adequate to allow for an informed decision regarding renewal of the Advisory Agreement and Sub-Advisory Agreement. The Independent

Trustees reported their conclusion that the continuation of the Advisory Agreement and Sub-Advisory Agreement should enable the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted the approval of the Advisory Agreement and Sub-Advisory Agreement. It also was noted that the Board’s decision to approve the continuation of the Advisory Agreement and Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services to be provided. With respect to the Advisory Agreement and Sub-Advisory Agreement, as applicable, the Board considered: the background and experience of key investment personnel and the Advisor’s and Sub-Advisor’s ability to retain them; the Advisor’s and Sub-Advisor’s focus on analysis of complex asset categories; the Advisor’s and Sub-Advisor’s disciplined investment approach and commitment to investment principles; the Advisor’s and Sub-Advisor’s significant investment in and commitment to personnel; the Advisor’s and Sub-Advisor’s significant compliance efforts and risk and general oversight; and the Advisor’s oversight of and interaction with service providers. The Board determined that the Advisor and Sub-Advisor had, when necessary, taken steps to address any underperformance. The Board concluded that the nature, extent and quality of the management and advisory service to be provided are appropriate and thus support a decision to approve the Advisory Agreement and Sub-Advisory Agreement.

The investment performance of the Funds. The Board evaluated the historical performance of the Funds, and comparative information provided regarding the Funds’ investment performance and information on the performance of other investment funds and various indices. The Board also considered the various performance reports received throughout the year, showing variability of returns over the course of the year. The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance. On the basis of the Board’s assessment, the Board concluded that the Advisor and Sub-Advisor were capable of generating a level of long-term investment performance that is consistent with shareholder expectations in light of the various Funds’ investment objectives, policies and strategies. Specifically, the Board noted that:

•	the Global Real Estate Fund underperformed its index as of the calendar year-to-date through June 30, 2018, and

78

Board Consideration of the Investment Management Agreement

(Unaudited)

underperformed its index for the period since the Fund’s inception through June 30, 2018; and underperformed the median but outperformed the average performance of its peer group as of the calendar year-to-date through June 30, 2018, but underperformed the median and average performance of its peer group for the period since the Fund’s inception through June 30, 2018;

•

the International Small Cap Fund underperformed its index as of the calendar year-to-date through June 30, 2018, but outperformed its index for the period since the Fund’s inception through June 30, 2018; but underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2018, and underperformed the median and average performance of its peer group for the period since the Fund’s inception through June 30, 2018;

•

the Select Income Fund underperformed its index as of the calendar year-to-date through June 30, 2018, but outperformed its index for the period since the Fund’s inception through June 30, 2018; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2018 and for the period since the Fund’s inception through June 30, 2018; and

•

the Tactical Growth Fund underperformed its index as of the calendar year-to-date through June 30, 2018 and for the period since the Fund’s inception through June 30, 2018; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2018 and for the period since the Fund’s inception through June 30, 2018.

The cost of advisory service to be provided and profits to be realized by the Advisor and Sub-Advisor. In analyzing the cost of services and profitability of the Advisor, the Board considered the revenues and expenses of the Advisor and each Fund’s size. The Board took into account the significant investment by and cost to the Advisor regarding investment management infrastructure to support the Funds and other support for investors. In addition, the Board recognized the subjective nature of determining profitability. Further, the Independent Trustees recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. On the basis of the Board’s review of the fees charged by the Advisor for investment advisory and related services (including to its other clients, if applicable), the specialized nature of the Funds’ investment programs, the Advisor’s financial information, and the costs associated with managing the Funds, the Board concluded that the level of investment management fees and the Advisor’s profitability are reasonable in light of the services provided and the management fees and overall expense ratios of comparable funds and other clients of the Advisor.

With respect to the fees paid to the Sub-Advisor, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisor to its other clients (if applicable). The Board considered the operating results and financial condition of the Sub-Advisor based on the financial information the Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Sub-Advisory Agreement because the Sub-Advisor managed assets other than those of the Funds or has multiple business lines and, further, that any such assessment would involve assumptions regarding the Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix, and other factors. Based on the prior information provided and the nature of the negotiation underlying the Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that the Sub-Advisor’s profitability with respect to the relevant Funds was not excessive and that the sub-advisory fees received by the Sub-Advisor out of the management fee for each Fund were reasonable in light of the services provided to each Fund.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale. While noting that the management fees will not decrease as the level of the Funds’ assets increase, the Board noted the Advisor’s expense limitation agreements in place and that the Advisor and not the Funds pay the sub-advisory fees, and concluded that each Fund’s management fee and sub-advisory fee (as applicable) is reasonable under the current circumstances. The Board noted that it will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, as well as the appropriateness of management fees and sub-advisory fees payable to the Advisor and Sub-Advisor, respectively.

79

Board Consideration of the Investment Management Agreement

(Unaudited)

Benefits (such as soft dollars) to the Advisor and Sub-Advisor from their relationships with the Funds. The Board concluded that other benefits derived by the Advisor and Sub-Advisor from their relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Funds and investors therein, and are consistent with industry practice and the best interests of the Funds and their shareholders. In this regard, the Board noted that it has received regular reports from Salient Management and the Sub-Advisor regarding their soft dollar policies and usage. The Board discussed the potential for other fall-out benefits to the Advisor and Sub-Advisor, including reputational benefits and the potential for growth of the Advisor’s and Sub-Advisor’s separate account business or other business lines through association with the Funds, and concluded that such benefits are reasonable and typical of those potentially enjoyed by managers of publicly offered mutual funds.

Other considerations. The Board determined that the Advisor and Sub-Advisor have made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of service, as well as the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders, and noted the significant financial, reputational, enterprise and litigation and regulatory risk undertaken by the Advisor and Sub-Advisor as managers of publicly offered mutual funds.

80

Privacy Policy (Unaudited)

Salient Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non- affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Salient Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third- party’s privacy policies will apply to you and ours will not.

Investment Advisor

Forward Management, LLC

Investment Sub-Advisors

Broadmark Asset Management LLC

Henry James International Management, Inc.

Administrator

ALPS Fund Services, Inc.

Custodian

Citibank, N.A.

Distributor

Forward Securities, LLC

Independent Registered Public Accounting Firm

KPMG LLP

Legal Counsel

K&L Gates LLP

Transfer Agent

ALPS Fund Services, Inc.

P.O. Box 1345

Denver, CO 80201

800-999-6809

www.salientfunds.com

Salient Global Real Estate Fund

Salient International Small Cap Fund

Salient Select Income Fund

Salient Tactical Growth Fund

Printed on paper containing recycled content using soy-based inks.	FSD003129 030120

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. The registrant’s Code of Ethics for principal executive and principal financial officers is filed hereto under Item 13(a)(1) on this Form N-CSR.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The registrant’s audit committee financial expert is A. John Gambs. Mr. Gambs is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $142,000 for the fiscal year ended December 31, 2018 and $434,000 for the fiscal year ended December 31, 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $14,700 for the fiscal year ended December 31, 2018 and $25,500 for the fiscal year ended December 31, 2017. These services consisted of review of the Funds’ registration statement.

Tax Fees

(c)

The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $70,472 for the fiscal year ended December 31, 2018 and $113,682 for the fiscal year ended December 31, 2017. These services consisted of professional services related to tax compliance and tax planning, including review of federal and state income tax returns, reviews of excise tax distribution requirements and review of excise tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant on behalf of the Funds, other than the services reported in paragraphs (a) through (c) of this Item, were NONE for the fiscal year ended December 31, 2018 and NONE for the fiscal year ended December 31, 2017.

(e)(1)

The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant’s Audit Committee has established policies and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the registrant’s Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2018 and NONE for the fiscal year ended December 31, 2017.

(h)

The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)

The registrant’s Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the Reports to Stockholders filed under Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Forward Funds

By:	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	March 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	March 7, 2019

By:	/s/ Barbara H. Tolle
Barbara H. Tolle
Principal Financial Officer

Date:	March 7, 2019